Letter to Shareholders & Advisors
Dear ICON Funds Shareholders and Advisors:
For those invested in domestic and international markets, the past year and a half proved unusual in many respects. The impact on most money managers, including the ICON Funds' Advisor, Meridian Investment Management Corporation, was strong. The factors involved were four years and more in the making. In 1994, the Federal Reserve tightened monetary policy, sending markets sideways. A bull market emerged in 1995. Momentum then took over, driving prices of favored stocks even higher, despite the fact that they were over priced relative to fair value. This was particularly true for a number of large-cap stocks: they continued their climb while under-priced stocks with greater intrinsic value languished, totally out of favor with investors. This period reached its final phase in 1998. Value-Based Decisions Given the value orientation used to guide ICON holdings, this situation proved particularly problematic in certain investment sectors. Technology stands out as the most extreme example, but Leisure and Healthcare also experienced similar, unsustainable leadership. Unwilling to chase the few "hot" and over-priced large-cap issues, your Funds' Advisor took the more cautious route. Issues priced with the largest discount to fair value were purchased instead. Although historic performance and analysis have shown this value approach delivers superior results over the long run, it did not do so during these unusual times. The narrow leadership by a few large-cap, over-priced issues was less prevalent in other sectors and regions. There, our bargain-hunting approach was not only effective, but impressive. Late-Summer Shifts Late-summer 1998 ushered in one of the harshest experiences of recent markets. A global decline hit country markets, sectors and individual stocks in a manner best described as "indiscriminate." The downturn did not hit the most over-priced issues to a proportionate degree as would have been anticipated, but rather affected virtually all stocks equally, regardless of fair value. The impact on stocks with exposure to Russia and Asia was noteworthy, however. So, not only did under-priced stocks not participate in the market advance earlier in the year--in clear contrast to historic norms--but they also dropped in equal proportion during August, a defiance of their normal defensive character. Best Buying Windows The signals from our quantitative system were very clear following the August global decline. In fact, the Advisor anticipates that, in retrospect, September 1998 will prove to be one of the best buying windows in recent history. This expectation is based on valuation estimates of approximately 1,700 U.S. stocks. During one week in September, the average value-to-price ratio for this group hit a high of 1.38, indicating the market as a whole was priced 38 percent below fair value. That was the second highest reading ever recorded by the Advisor, exceeded only by a value-to-price ratio of 1.40 during August of 1982, the eve of the great bull market. This recent ratio made stocks even slightly more attractive than at the market bottom in October 1990 following the invasion of Kuwait. At that time, an average price-to-value ratio of 1.34 was observed. In addition to value, the sentiment and news typical of a market bottom were seen during September. There were worries that the recession in Asia and the currency crisis in Russia would damage European banks and economies. Then came fears that the decline would find its way to the Western Hemisphere, reaching Latin America first, but eventually engulfing the U.S. As stock prices fell, banks and hedge funds faced margin calls from speculative activity and, in turn, reported severe losses. Investors became impatient with the gridlocked Japanese legislature's failure to resolve its banking situation. Further, just when U.S. leadership was needed most to bolster the global economy, the possibility of presidential impeachment added uncertainty. That was as much bad news as one month could contain. But such a bleak situation is the hallmark of market bottoms. Significant Patterns The parallels between market performance in mid-summer 1990 and mid-summer 1998 merit further discussion. The graph below depicts the closing values for the New York Stock Exchange Composite beginning June 26, 1990 and June 29, 1998. The patterns are so similar the lines are difficult to distinguish. [insert graph] Similar to 1998, news and sentiment in mid-October of 1990 was also very negative. Congress was virtually gridlocked debating the budget-deficit reduction package. The savings and loan crisis was at a peak. And war seemed imminent. Still, the market started upward during the height of uncertainty. A brief pause in the market in January 1991 ended the very day the U.S. launched missiles and began bombing. Those who waited to see the results of the war missed the rally. In parallel, the sell-off in August 1998 was clearly an overreaction. Investors feared the worst and allowed stocks to fall well below their intrinsic values. There were similar indicators and a similar situation, just eight years earlier. The rally into 1991 was simply driven by stocks returning to fair value. We fully expect history to show that the August 1998 decline was also a fear-based overreaction. We anticipate there will be upward pressure on stock prices going into 1999 and that fair value will be approached. Looking Forward
 As you are aware, cash in the ICON Funds is kept to the minimal level necessary only to cover normal redemptions. While not using cash inside the Funds for either market timing or defensive purposes made them sensitive to August's market downturn, it also proved positive: we were able to participate in the upside rebound. Our focus during September and October was on investing the Funds in industries and countries expected that are expected to be leaders over the next year. During the August-October volatility, there was no attempt to trade short-term moves. Our attention was solely on the future, for valuation readings were signaling the second-best buying opportunity in two decades. We expect that emphasis will be rewarded. Very truly yours,


Craig T. Callahan, D.B.A.
Trustee, Chief Investment Officer of the Advisor


Sidebars

On Graham & Growth
The valuation model used to select holdings for the ICON Funds has its roots in the work of Benjamin Graham, the father of securities analysis. Investor, advisor, author and educator, he began managing money in the 1920s and was the first to propose the concept of value investing by purchasing stocks on sale. In 1962, he published an equation for valuing common stocks; in 1974, he updated it.
Warren Buffet was among his students at Columbia University.
The ICON Funds' Advisor has modified Graham's equation to accommodate volatility and growth conditions. In managing the ICON Funds, value is used to identify stocks and industries that are under-priced relative to fair value. Patience is required to hold these positions until fair value is recognized by the market.

(Craig's initials)

o o o

Buying Bargains
The Graham-based approach used to manage the ICON Funds has certain biases and strengths. It is particularly suited to identifying market bottoms and buying bargains available in those turbulent times. It relies primarily on quantitative input, eliminating emotions and opinions. At market bottoms, it is good at recognizing new leadership and emerging themes. The responsiveness of the Funds in October and November 1998 is brief evidence of those traits. Conversely, the approach faces difficulty in finding new opportunities in markets similar to the last 18 months, when momentum drove only a very few stocks higher.

o o o

Are Major Theme Changes Ahead?
The characteristics surrounding the August 1998 decline and the following month's turbulence seem to have signaled a bottom and major theme change. If such is the case, the next few years could be very interesting. Investment approaches and techniques that worked well over the last 18 months may not prove so productive in the near term. Stock-selection methods that yielded good results in late-1997 and early-1998 may find favored stocks to be sluggish. Industries that rose to the heights of mid-1998 may be lackluster looking forward. And if the leadership of October-November carries through, small- and mid-cap issues may gain favor over large-caps. Such extreme reversals are normal for the stock market. The ICON Funds' value-based, modified-Graham approach is ideally suited to capture and participate in theme changes. By offering a complete menu of sector funds, it allows investors to participate in changing market themes by tilting portfolios toward favored sectors. (Craig's initials)

o o o

Recalling Kuwait
Many newer investors were taken aback by the market volatility of late last summer. Veterans, however, had seen it all before. And while they didn't like it, they sensed what was ahead. Negativity was high in mid-October 1990, but the market began to move. It continued its climb as rumors of war grew more intense, pausing only momentarily as Operation Desert Shield became Operation Desert Storm. Investors at the time were split. Some saw opportunity, acted and were rewarded. Others waited and watched the rally pass them by.

(Craig's initials)

o o o

Year 2000 Compliance Policy
Many computer systems in use today cannot properly process date-related information from and after January 1, 2000. Failure of any computer system employed by the Funds or the Funds' major service providers could have a negative impact on Fund operations and shareholder services. As major service providers, the Funds' adviser, custodian, transfer agent and fund accounting service have taken inventory of all hardware, software, networks and processing platforms, and customer and vendor interdependencies. The adviser has requested that significant vendors assess and advise with respect to Year 2000 issues in order to determine the extent to which fund operations would be vulnerable to third party failure to remedy their own Year 2000 issues. As a result of these actions, the Funds and the Funds' adviser have no reason to believe that there will be a negative impact on Fund operations as a result of the Year 2000 problem.

o o o

www.iconfunds.com
The latest performance figures for ICON Funds can now be found on the web. ICON's website also details portfolio holdings and a wealth of other information, including our 115-industry and 31-country database. Visit www.iconfunds.com and you'll also find recent Fund press releases and other articles of interest. Need a prospectus? It's as simple as downloading.


ICON FUNDS

Management Discussion & Analysis

Basic Materials

Performance
ICON Basic Materials Fund (The "Fund") opened on May 5, 1997. The Fund's total return since inception through 9/30/98 was (31.81%). The Standard & Poor's Basic Materials Index return was (5.87%) for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (37.45%). The Standard & Poor's Basic Materials Index return from 10/1/97 through 9/30/98 was (17.35%). The Fund suffered from investor concerns regarding both a slowing domestic economy and turmoil abroad. The Basic Materials sector includes commodity related industries such as Gold/Metals Mining, and Steel. Last October, when Asian economies faltered, investors sold off commodity related industries on fears that demand for commodities would slump. At the beginning of 1998, some of those fears subsided, and these stocks rallied. As the year wore on, however, investors grew anxious about other international markets besides Asia and about the possibility of a United States recession. Stocks in the Basic Materials sector suffered once again. By the end of the third quarter, investors were fearful of any market risk and fled into U.S. Treasuries. The yield on the 30-year bond fell below 5% for the first time ever. This anxious environment created a surge in demand for Gold, sending gold prices above $300 per ounce and Gold stocks up 50-70% off their lows. The Fund has benefited from this resurgence in Gold stocks. The Fund rose more than 24% in September while the S&P 500 gained just over 6%. Industry Highlights The Fund's largest industry holdings are Gold/Precious Metals, Construction, and Metals Mining. The Gold/Precious Metals industry includes companies such as Barrick Gold, Newmont Mining, Battle Mountain and Homestake Mining. The largest factor affecting the Gold industry has been on the supply side, where a number of central banks have announced the sale of gold in order to buy other financial assets that earn a higher return. The resulting supply/demand imbalance was thrown further off kilter by the Asian slowdown, which reduced demand. At this point, most of the bad news regarding this industry appears to be priced into the stocks. The Advisor's valuation model, which is based on earnings, long term growth rates, interest rates and a risk factor, shows good values for Gold/Precious Metal companies. The Construction industry is comprised of companies such as Calmat, Martin Marietta Materials and Southdown. These companies produce cement and concrete that are used in building projects. Strong economic activity in the United States has benefited these companies to date. In addition, public spending on roads, bridges and mass transit is likely to remain strong in the future. Congress recently passed the Transportation Efficiency Act, which provides for $168 billion in funding for transportation projects. While demand is strong, supply is constrained by environmental regulations that create a barrier to the construction of new production facilities. Also, tariffs limit the amount of imports. So the healthy conditions for the Construction industry are unlikely to change any time soon. The Metals Mining industry includes companies like Freeport-McMoran Copper, Cyprus Amax, Phelps Dodge and Asarco. In addition to some gold production, these companies produce other metals such as copper, silver and nickel. The industry has suffered the same commodity-related woes as the Gold/Precious Metals group. Here, too, the worst seems to be behind these stocks. The Advisor's valuation model gives good value readings across the industry. The two other industries in the Fund are Aluminum and Steel. With their commodity characteristics, these industries have performed in line with the other industries in the Fund. In addition, one of the Fund's Aluminum holdings, Alumax, was acquired by Aluminum Company of America at a healthy premium. Current Outlook The Advisor maintains a positive outlook for the ICON Basic Materials Fund. Investor fears about a global recession are most likely overblown. While a good deal of bad news surrounds commodity-related industries, most of that news appears to be priced into the stocks. These industries are not highly correlated with the broader market and so provide the benefit of diversification. The Fund holds industries that demonstrate good value and the potential for strong relative performance to the market.


Portfolio Profile              September 30, 1998        September 30, 1997
Equities                                99.9%                   90.9%
Top 10 Equity (% of Assets)             50.5%                   65.7%
Number of Stocks                          27                      26
Cash & Cash Equivalents                  0.1%                    9.2%

Top 10 Equity Holdings          September 30, 1998        September 30, 1997
Martin Marietta Materials                5.4%                      -
Battle Mountain Gold                     5.3%                    9.6%
Stillwater Mining Co.                    5.2%                    3.9%
Placer Dome Inc.                         5.1%                    8.2%
Vulcan Materials                         5.1%                      -
Barrick Gold Corporation                 5.0%                   12.0%
Hecla Mining Co.                         5.0%                    4.0%
Cyprus Amax Mineral Co.                  4.9%                      -
Homestake Mining                         4.8%                    8.4%
Phelps Dodge                             4.7%                      -
Top Industries                 September 30, 1998         September 30, 1997
Gold/Precious Metals                    68.2%                   73.9%
Construction                            22.3%                      -
Steel                                    5.4%                    8.7%
Metals Fabricators                       4.0%                    8.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Basic Materials Index is a capitalization-weighted index that measures the performance of the basic materials sector of the S&P SuperComposite Index. It is comprised of 140 stocks. The Basic Materials Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares or Principal Amount Market Value
Common Stocks 99.9%
Gold/Precious Metals Mining 68.2%
         29,800   Alcan Aluminum LTD        $        698,437
         11,100   Aluminum Co. Of America            788,100
         41,600   Asarco Inc.                        795,600
         43,450   Barrick Gold Corp.                 869,000
        151,500   Battle Mountain Gold               918,469
         64,700   Cyprus Amax Mineral
                  Company                            857,275
         60,200   Freeport-McMoran Copper
                  Class B                            714,875
        171,900   Hecla Mining Co.a                  870,244
         68,500   Homestake Mining Co.               830,562
         75,900   INCO LTD                           777,975
         17,400   Newmont Gold Co.                   444,787
         26,700   Newmont Mining Corp.               647,475
         15,700   Phelps Dodge                       819,344
         64,300   Placer Dome Inc.                   888,144
         28,400   Stillwater Mining Co.a             896,375
Total Gold/Precious Metals Mining                 11,816,662
Steel 5.4%
          4,500   Carpenter Technology               164,531
          4,500   Nucor Corp.                        182,813
          7,100   Quanex Corp.                       140,669
         20,800   Steel Technologies                 150,800
         5,200    Texas Industries Inc.              130,650
         13,600   Worthington Industries, Inc.       170,000
Total Steel                                          939,463
Construction 22.3%
         41,400   Calmat Co.                         716,737
         12,000   Lone Star Industries               717,000
         21,500   Martin Marietta Materials          928,531
         13,400   Southdown Inc.                     603,000
          8,800   Vulcan Materials Co.               890,450
Total Construction                                 3,855,718



Shares or Principal Amount Market Value
Common Stocks - continued
Metal Fabricators 4.0%
         13,800   Reynolds Metals                    701,212
Total Metal Fabricators                              701,212
Total Common Stocks
         (Cost $20,892,350)                       17,313,055
Short-Term Commercial Notes 0.1%
$21,422  American Family Demand Note
         4.96%    7/26/99                             21,422
Total Short-Term Commercial Notes
         (Cost $21,422)                               21,422
Total Investments 100%
         (Cost $20,913,772)                       17,334,477
Other Liabilities less Assets 0.0%  (16,534)
Net Assets 100.0% $                               17,317,943
The accompanying notes are an integral part of the financial statements. a non-income producing security



Consumer Cyclicals

Performance
ICON Consumer Cyclicals Fund (The "Fund") opened on July 9, 1997. The Fund's total return since inception through 9/30/98 was (21.30%). The Standard & Poor's 1500 Index return was 12.62% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (28.26%). The Standard & Poor's 1500 Index return from 10/1/97 through 9/30/98 was 6.27%. The Advisor currently uses the S&P 1500 as a benchmark for the ICON Consumer Cyclicals Fund due to the lack of a more appropriate benchmark. The S&P 1500 has a large-cap bias and is invested in a large number of companies in which the Consumer Cyclicals Fund cannot invest. However, an independent index does not exist for stocks that are eligible for investment by the Consumer Cyclicals Fund. The industries in the Consumer Cyclicals Fund suffered from investor concerns regarding both a slowing domestic economy and turmoil abroad. Last October, when Asian economies faltered, investors retreated from industries with heavy Asian exposure. Early in 1998, some of those fears subsided and stocks rallied. As the year wore on, however, investors grew anxious about other international markets besides Asia. By the end of the third quarter, investors grew fearful of any sort of risk and fled into U.S. Treasuries. The yield on the 30-year U.S. bond fell below 5% for the first time ever. The Consumer Cyclicals Fund is composed primarily of small and mid-cap industries. Examples are Services (Advertising and Marketing) and Retail (Specialty) in which the largest companies are approximately $6-7 billion in market capitalization and the smaller companies are below $1 billion. As investors fled the risks of international markets, they also fled the perceived risks of the small and mid-cap stocks. Whether due to a desire for liquidity or fear that a recession would harm small companies more than large companies, investors drove down prices for small and mid-cap stocks 30-50% off their 52-week highs. The Advisor believes value, not liquidity, will drive markets in the long term. Through most of the year, the blue chip companies that dominate the S&P indexes avoided the sell-off and performed much better than small and mid-cap stocks. But by the end of August and into September, even the blue chips were dropping. Industry Highlights The Fund's three largest industry holdings are Retail (Specialty), Services (Advertising and Marketing) and Retail (Building Supplies). The Retail (Specialty) industry includes office products companies, including Staples, Office Depot, and Officemax. The industry also contains auto repair companies such as AutoZone and Pep Boys-Manny, Moe and Jack. As fears of a recession have developed, these stocks have fallen in price. Yet any weakness in earnings caused by a recession should be short-lived, and anything less than a recession will allow these companies to post solid earnings. The Advisor's valuation model, which takes into account earnings, long term growth rates, interest rates, and a risk measure, shows exceptional value across this industry. The Services (Advertising and Marketing) industry includes companies such as Omnicom, Interpublic, the Gartner Group, and Catalina Marketing. This industry has undergone some consolidation, as companies seek to broaden both their client base and the types of services they offer. In addition to advertising, they are looking to offer services like public relations and consulting. The larger companies have operations around the world and thus are buffered from the fortunes of any particular economy. In the third quarter, as investors grew fearful of a worldwide slowdown, even these large, diversified Advertising and Marketing companies suffered price declines. The Advisor continues to see good value in this industry. The Retail (Building Supplies) industry includes Home Depot, Lowes, Eagle Hardware, Fastenal, Sherwin Williams, and Hughes. The last few years have seen a change in the competitive landscape as companies like Hechinger and Grossman's have closed their doors. Since mid-1997, the remaining members of this industry have prospered as both the new home market and the resale market have been extremely strong. The low interest rate environment continues to bode well for this industry. But, as with the other cyclical industries, investors have driven these stock prices down on fears of a recession. The sell-off provides an opportunity to buy these quality companies at good prices. Current Outlook The Advisor is bullish on many industries within the Consumer Cyclicals sector. Investor fears about a global recession are likely overblown, and the new-found awareness that equities go down as well as up provides a good buying opportunity. Many of the industries in the Fund will do well in a slow and stable growth environment. The Advisor holds industries that demonstrate good value and have the potential for strong relative performance to the market.


Portfolio Profile                  September 30, 1998        September 30, 1997
Equities                                    98.7%                     96.7%
Top 10 Equity (% of Assets)                 33.4%                     31.2%
Number of Stocks                              47                        41
Cash & Cash Equivalents                      0.0%                      3.4%
Top 10 Equity Holdings             September 30, 1998        September 30, 1997
Nike Class B                                 4.6%                        -
Eagle Hardware & Garden                      3.8%                        -
Home Depot                                   3.4%                        -
Hughes Supply                                3.3%                        -
Acxiom Corp.                                 3.3%                        -
Catalina Marketing                           3.2%                        -
Wolverine World Wide                         3.1%                        -
Lowes Companies                              2.9%                        -
Interpublic GRD Co.                          2.9%                        -
Reebok International LTD.                    2.9%                        -
Top Industries                     September 30, 1998        September 30, 1997
Services (Advertising and Marketing)        19.6%                        -
Retail (Building Supplies)                  17.9%                        -
Retail (Specialty)                          17.8%                     24.0%
Specialty Printing                          12.7%                        -
Footwear                                    12.6%                        -

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P 1500 SuperComposite is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.



Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 98.7%
Specialty Printing 12.6%
         35,000   Banta Corp.       $                953,750
         49,600   Bowne & Co.                        840,100
         18,000   Consolidated Graphicsa             684,000
         29,000   Deluxe Corp.                       824,687
         23,100   Donnelley RR & Sons                812,831
         27,300   Valassis Communication           1,092,000
         30,400   World Color Press                  942,400
Total Specialty Printing                           6,149,768
Retail (Home Shopping) 6.4%
         12,500   CDW Computer Centers Inc.a665,625
         25,800   Fingerhut Companies Inc.           283,800
         43,400   Global Directmail Corp.a           545,213
         16,200   Lands End Inc.                     299,700
         8,213    Metris Companies Inc.              382,952
         65,100   Micro Warehouse Inc.a              980,569
Total Retail (Home Shopping)                       3,157,859
Retail (Specialty) 17.8%
         47,700   Autozone Inc.a                   1,174,613
         73,500   Claire's Stores Inc.             1,323,000
         82,300   Heilig-Meyers Co.                  591,531
         44,800   Office Depota                    1,005,200
         82,400   OfficeMax Inc.a                    808,550
         71,100   Pep Boys-Manny Moe
                  & Jack                             950,962
         90,700   Sports Authority Inc.a             691,587
         47,500   Staples Inc.a                    1,395,312
         47,700   Toys R Us Inc.a                    772,144
Total Retail (Specialty)                           8,712,899
Retail (Specialty Apparel) 9.4%
         45,200   Burlington Coat Factory            666,700
         17,700   GAP Inc.                           933,675
         35,600   The Limited Inc.                   780,975
         35,000   Mens Wearhouse Inc.a               603,750
         46,200   TJX CosInc.                        822,938
         44,000   Talbots Inc.                       786,500
Total Retail (Specialty Apparel)                   4,594,538
Services (Advertising/Marketing) 19.6%
         65,000   Acxiom Corp.a                    1,612,813
         57,000   ADVO Inc.                        1,392,937
         33,000   Catalina Marketing Corp.a        1,551,000
         53,000   Gartner Group Inc. Class Aa      1,106,375
         26,000   Interpublic GRP Co. Inc.         1,402,375
         29,600   Omnicom Group                    1,332,000
         55,000   True North Communication         1,220,313
Total Retail (Advertising/Marketing)               9,617,813



Shares   Market Value
Common Stocks - continued
Retail (Building Supplies) 17.9%
         85,000   Eagle Hardware & Gardena  $      1,843,438
         40,000   Fastenal                         1,000,000
         42,000   Home Depot                       1,659,000
         56,000   Hughes Supply Inc.               1,596,000
         45,000   Lowes Companies                  1,431,562
         58,000   Sherwin Williams                 1,254,250
Total Retail (Building Supplies)                   8,784,250
Housewares 2.3%
         13,900   Newell Companies                   640,269
         20,900   Rubbermaid Inc.                    500,294
Total Housewares                                   1,140,563
Footwear 12.7%
         61,300   Nike Class B                     2,256,606
         111,900  Nine West Group, Inc.a           1,070,044
         104,300  Reebok International LTD         1,414,569
         137,800  Wolverine World Wide             1,498,575
Total Footwear    6,239,794
Total Common Stocks
         (Cost $68,154,307)                       48,397,484
Total Investments 98.7%
         (Cost $68,154,307)                       48,397,484
Assets less other Liabilities 1.3%                   605,339
Net Assets 100.0% $                               49,002,823
The accompanying notes are an integral part of the financial statements. a non-income producing security



Energy

Performance
ICON Energy Fund (The "Fund") opened on November 5, 1997. The Fund's total return since inception through 9/30/98 was (36.50%). The Standard & Poor's Energy Index return was (4.78%) for the same period. The strategy of the ICON Energy Fund is to invest in undervalued industries in the Energy sector that show signs of potential strong performance relative to the market. The Fund is currently positioned in the Oil & Gas (Drilling & Equipment) and Oil & Gas (Exploration & Production) industries. Compared to other potential Energy holdings, these industries are the smaller capitalization segments of the market. The Advisor's decision to invest in smaller capitalization industries is not based on predetermined bias for small capitalization companies. Rather, it is based on a quantitative investment methodology that currently finds the most compelling investment opportunities in the smaller capitalization industries. Most of the companies in these two smaller capitalization industries have market capitalizations in excess of $1 billion. Relatively, however, their market capitalizations are much smaller than the larger integrated companies. The Energy sector was a top performer in 1997. But despite a strong first quarter, 1998 has been a difficult year for Energy stocks. Weak demand for oil, most notably in Asia, has caused prices to sink considerably in 1998. As the profitability of most Energy companies varies with the price of oil, these stocks have sold off sharply. Should oil prices turn around, the outlook for the industry would be much brighter. Hope for a bottom in oil prices comes from potential production cuts from both OPEC and non-OPEC nations. Given their sensitivity to the price of oil, most Energy stocks are inherently more volatile than the average equity. Although the volatility has hurt the Fund's relative performance as Energy stocks have declined, the Advisor expects the Fund to have significant upside potential when the Energy stocks turn around. Industry Highlights Oil & Gas (Exploration & Production) stocks account for approximately half of the ICON Energy Fund. Stocks in this industry include Anadarko Petroleum, Devon Energy Corporation, and Noble Affiliates, among others. Similar to other Energy stocks, Oil & Gas (Exploration & Production) equities have been hard hit. As the quarter ended, many of these stocks were trading near their 52-week lows. This industry has been especially hurt by low oil prices, and companies have faced a tough operating environment in 1998. Earnings this year have been weak in comparison to 1997. Additionally, earnings estimates have been cut, reflecting the softening global demand. Asian demand appears to be the weakest, with U.S. and European demand slow, but stable. With the price of oil low and demand retreating, the near term outlook for the industry is uncertain. Yet with the recent sell-off in these stocks, much of this uncertainty appears priced into their shares. At these levels, stocks within the Exploration & Production industry offer significant long term appreciation potential. Oil & Gas (Drilling & Equipment) stocks make up approximately half of the ICON Energy Fund. Top holdings in the Fund include Schlumberger, Halliburton, and Transocean Offshore. These stocks have also been hurt by falling oil prices. Companies have not performed up to investor expectations in 1998 and have been punished by the market with sharp declines. Worldwide drilling activity has fallen in 1998, and demand for drilling equipment and services has fallen. These companies are responding, however. To combat declining reserves, many of these companies have pursued major offshore drilling projects. They have benefited from new technology that allows them to reduce the cost of exploring and developing reserves. This has enabled them to take on new projects that were recently unfeasible. Despite the sharp price declines in these stocks, long term prospects for the industry remain strong. Valuations for the industry look exceptionally favorable. As the third quarter began, positions in the Domestic and International Integrated Oil stocks were sold. These industries no longer fit with the Advisor's investment strategy in the Fund. Current Outlook The sharp sell-off in Energy stocks has created some very good buying opportunities. Trading near 52-week lows, many stocks in the Fund have considerable upside potential. The Advisor's valuation measures suggest that Energy stocks are at significant discounts to their intrinsic values. Although the Advisor cannot forecast exactly when these stocks will turn around, the Advisor sees ample opportunity in the Fund for long term investors. Volatility is inherent in equities, especially those that derive a significant value from a commodity such as oil. As such, volatility should be expected in Energy stocks. This volatility has worked against the sector in 1998, as it has underperformed the broad market. However, many Energy stocks are trading near historic valuations lows, and the Advisor expects an eventual rebound in these shares. Volatility then could contribute to potential market beating returns.


Portfolio Profile                     September 30, 1998
Equities                                       99.8%
Top 10 Equities (% of Net Assets)              51.4%
Number of Stocks                                 28
Cash & Cash Equivalents                         0.0%
Top 10 Equity Holdings                September 30, 1998
Schlumberger                                    7.2%
Anadarko                                        6.7%
Devon Energy Corporation                        5.4%
Burlington Resources, Inc.                      5.2%
Noble Affiliates                                5.1%
Apache                                          5.0%
Kerr-Mcgee                                      4.5%
Murphy Oil                                      4.5%
Union Pacific Resources Group                   4.0%
Haliburton                                      3.8%
Top Industries                        September 30, 1998
Oil & Gas (Exploration/Prod.)                  52.8%
Oil & Gas (Drilling & Equip)                   47.0%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Energy Index is a capitalization-weighted index of all stocks designed to measure the performance of the energy sector of the S&P 500 Index. It is comprised of 28 stocks. The S&P Energy Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 99.8%
Oil & Gas (Drilling & Equip.) 47.0%
         18,200   Baker Hughes, Inc.        $        381,063
         21,700   B J Servicesa                      352,625
         34,400   Ensco International, Inc.          371,950
         32,200   Global Marine, Inc.a               356,212
         16,500   Haliburton Co.                     471,281
         14,600   Helmerich & Payne                  306,600
         29,500   Nabors Industriesa                 448,031
         25,300   Noble Drilling Corp.a              373,175
         13,500   Parker Drilling Co.a                70,031
         17,500   Rowan Cos, Inc.a                   195,781
         17,604   Schlumberger                       885,701
         8,600    Smith International, Inc.          235,962
         17,700   Tidewater, Inc.                    367,275
         13,500   Transocean Offshore, Inc.          468,281
         17,100   Varco International, Inc.          143,213
         16,765   Weatherford Internationala         362,543
Total Oil & Gas (Drilling & Equip.)                5,789,724
Oil & Gas (Exploration/Prod.) 52.8%
         21,000   Anadarko Petroleum Corp.           825,564
         23,200   Apache Corp.                       622,050
         19,600   Barrett Resources Corp.a           395,675
         17,200   Burlington Resources               642,850
         20,200   Devon Energy Corporation           665,337
         12,100   Kerr-Mcgee Co.                     550,550
         14,200   Murphy Oil Corp.                   550,250
         19,700   Noble Affiliates                   627,937
         34,600   ORYX Energy                        447,638
         32,000   Pioneer Natural Resources          450,000



Shares   Market Value
Common Stocks - continued
Oil & Gas (Exploration/Prod.) - continued
         19,800   Seagull Energy Corp.a              243,788
         40,000   Union Pacific Resources
                  Group                              492,500
Total Oil & Gas (Exploration/Prod.)                6,514,139
Total Common Stocks
         (Cost $20,118,261)                       12,303,863
Total Investments 99.8%
         (Cost $20,118,261)                       12,303,863
Assets less other Liabilities 0.2%                    30,695
Net Assets 100.0% $                               12,334,558
The accompanying notes are an integral part of the financial statements. a non-income producing security



Financial Services

Performance
ICON Financial Services Fund (The "Fund") opened on July 1, 1997. The Fund's total return since inception through 9/30/98 was (5.89%). The Lipper Financial Services Index return was 7.58% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (10.46%). The Lipper Financial Services Index return from 10/1/97 through 9/30/98 was (4.30%). Financial Services stocks have been leaders for much of the extended bull market in the 1990s. The dramatic drop in interest rates has fueled the bull market and has especially helped interest rate sensitive stocks. The 30-year government bond, which was near 10% following the market crash in October, 1987, was below 5% as the quarter ended. Low interest rates benefit Financial Services companies by widening the spread they earn on their money. Global stability and improving economies worldwide have also increased the demand for money, boosting Financial shares. Because of their extended gains in the last 10 years, Financial Services stocks are currently the largest sector in the S&P 500. In addition to rising market capitalizations, valuations for these stocks have also increased. When the bull market began, most Financial Services stocks traded at significant discounts to the S&P 500. However, recently they have commanded much higher multiples. They are fetching these multiples because they have more growth opportunities, better balance sheets, and also because of the low interest rate environment. According to the Advisor's valuation methods, many of the Financial Services stocks were trading above their fair value in early 1998. Following the Advisor's investment strategy, industries were selected that had attractive relative valuations and the potential to outperform the market. Despite falling interest rates, Financial Services stocks have been hit hard recently. The Asian and Russian financial  turnmoil  has been a painful  reminder  to  investors  and  Financial
Services companies that loans can default. Slowing global growth has sparked additional concern for default risk. A final blow to Financial Services stocks was the well publicized collapse of Long Term Capital Management. This hedge fund, which was run by some of the brightest minds on Wall Street, suffered huge losses. This sent a wave of panic through the markets and prompted the Federal Reserve to call a special meeting. This event caused many investors to panic, and Financial Services shares were hard hit. Industry Highlights The largest industry in the Fund is Insurance (Property/Casualty), with such stocks as Allstate, Progressive, and St. Paul. These stocks have been hurt recently, despite the rally in the bond market. Many of the bond portfolios held by the Insurance (Property/Casualty) companies are invested in corporate and mortgage securities, which have not rallied to the same degree as the government market. The sell-off in the industry has created some great buying opportunities. The industry is economically sensitive, and worries domestically and abroad continue to make near term earnings uncertain. From these levels, however, these stocks appear to be compelling long term investments. The second largest industry in the Fund is Consumer Finance. These companies, including Capital One, MBNA, and Household International, compete in many segments of the consumer market. Like other Financial Services industries, the Consumer Finance industry is vulnerable to a slowing economy. Both earnings and asset growth would be retarded in the event of an economic downturn. Much uncertainty and pessimism are already priced in these shares; therefore, any economic outcome short of a recession still might provide an opportunity to make money in these shares. Financial (Diversified) companies have been hit recently much the same as the two industry groups previously discussed. This industry includes such names as American Express and Countrywide Credit. Pessimism in the economic outlook hurts these shares. However, falling interest rates that generally accompany a slowing economy can be a positive for this and other Financial Services industries. The Advisor's investment philosophy is not to guess where the economy is headed and make investment decisions based on those predictions. Rather, it is a quantitative discipline. The Advisor examines a stock's normalized earnings, projected rate of growth, and a risk measure. If many stocks in an industry are selling at a discount relative to where they should be based on these fundamentals, the Advisor favors that industry. The Current Outlook With the recent market setback, many Financial Services stocks are much less expensive than they were just six months ago. As such, many good buying opportunities exist within the sector. The Advisor will attempt to position the Fund in undervalued industries that show the potential to outperform market averages. Further economic worries could hurt shares within the Fund. The path of the economy is difficult, if not impossible, to predict. Forecasters are currently calling for a slowing economy, with some even suggesting a possible recession. This alone should not deter investments in this area, given the poor track record of economic forecasting and the fact that many of these stocks have already taken a substantial hit. Additionally, the current low interest rate environment should benefit most Financial Services companies.


Portfolio Profile            September 30, 1998        September 30, 1997
Equities                              99.9%                     99.1%
Top 10 Equities (% of Net Assets)     42.2%                     41.3%
Number of Stocks                        38                        49
Cash & Cash Equivalents                0.0%                      0.9%
Top 10 Equity Holdings       September 30, 1998        September 30, 1997
MBNA Corp.                             6.6%                      4.8%
Capital One Financial Corp.            6.4%                      4.7%
Household International Inc.           5.5%                      4.0%
Country Credit Ind. Inc.               3.9%                        -
First Chicago NBD Corp.                3.7%                        -
BankAmerica Corp.                      3.5%                      3.4%
Fannie Mae                             3.4%                        -
Chase Manhattan Corp.                  3.1%                      4.1%
Citicorp                               3.1%                      3.9%
Conseco Inc.                           3.0%                        -
Top Industries              September 30, 1998        September 30, 1997
Insurance (Property/Casualty)         30.9%                     24.8%
Consumer Finance                      22.6%                     26.8%
Financial (Diversified)               18.0%                        -
Banks & Bank Holding Companies        16.2%                     16.5%
Insurance (Multi-Line)                12.2%                        -

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Financial Services Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Financial Services Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 99.9%
Financial (Diversified) 18.0%
         5,900    American Express Company  $        457,988
         5,000    American General Corp.             319,375
         16,000   Countrywide Credit Ind.            666,000
         9,400    Federal Home Loan Inc.
                  Mtg. Corp.                         464,712
         9,000    Fannie Mae                         578,250
         6,400    Morgan Stanley
                  & Dean Witter Co.                  275,600
         5,500    SunAmerica                         335,500
Total Financial (Diversified)                      3,097,425
Banks & Bank Holding Companies 16.2%
         10,100   BankAmerica Corp.                  607,263
         8,000    Bankers Trust Corp.                472,000
         12,400   Chase Manhattan Corp.              536,300
         5,800    Citicorp                           539,038
         9,300    First Chicago NBD Corp.            637,050
Total Banks & Bank Holding
Companies                                           2,791,651
Consumer Finance 22.6%
         10,600   Capital One Financial Corp.       1,097,100
         42,900   Cash America Intl.                  477,263
         32,100   Contifinancial Corp.a               240,750
         25,100   Household International Inc.        941,250
         39,500   MBNA Corp.                        1,130,687
Total Consumer Finance                              3,887,050
Insurance (Multi-Line) 12.2%
         4,600    American International
                  Group                               354,200
         6,100    CIGNA Corp.                         403,363
         17,078   Conseco Inc.                        521,946
         4,360    Hartford Financial Services         206,827
         2,500    Lincoln National Corp.              205,625
         10,750   Travelers Group Inc.                403,125
Total Insurance (Multi-Line)                        2,095,086



Shares   Market Value
Common Stocks - continued
Insurance (Property/Casualty) 30.9%
         9,300    Allstate Corp.    $                 387,694
         10,400   American Financial Grp., Inc.       336,700
         13,000   Capital Re Corp.                    355,875
         5,300    Chubb Group                         333,900
         7,700    CMAC Investment Corp.               334,950
         9,800    Cincinnati Finance Corp.            301,350
         12,300   Enhance Financial Svcs
                  Group                               363,618
         8,800    Fremont General Corp.               422,400
         1,500    General Re Corp.                    304,500
         8,300    Orion Capital Corp.                 296,206
         3,500    Progressive Corp.                   394,625
         8,500    Safeco Corp.                        354,344
         19,700   Selective Insurance
                  Group Inc.a                         376,762
         11,460   St Paul Co.                         372,450
         4,600    Transatlantic Holdings, Inc.        380,650
Total Insurance (Property/Casualty)                 5,316,024
Total Common Stocks
         (Cost $19,971,227)                        17,187,236
Total Investments 99.9%
         (Cost $19,971,227)                        17,187,236
Assets less other Liabilities 0.1%                     23,298
Net Assets 100.0% $                                17,210,534
The accompanying notes are an integral part of the financial statements. a non-income producing security


Healthcare

Performance
ICON Healthcare Fund (The "Fund") opened on February 24, 1997. The Fund's total return since inception through 9/30/98 was 22.24%. The Lipper Health/Biotechnology Index return was 19.85% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 3.77%. The Lipper Health/Biotechnology Index return from 10/1/97 through 9/30/98 was 5.31%. The Healthcare Fund benefited from investor concerns regarding both a slowing domestic economy and turmoil abroad. Several of the industries in the sector are viewed as safe havens because the companies generate consistent earnings and their products have a non-cyclical demand. These industries provided good upside when the market was rallying and were defensive in the most recent market downturn. The volatility of the market has been driven by concerns of a global recession. Last fall, investors were spooked by the Asian currency crisis. Those fears receded in the early part of 1998. But as the impact of the currency crisis became clear, investors again were concerned. Investors worried first that the Asian economies were contracting, and then became concerned with Latin America, Europe, and finally the United States. By the end of the third quarter, investors had grown fearful of any market risk and fled into U.S. Treasuries. The yield on the 30-year U.S. Treasury bond fell below 5% for the first time ever. Industry Highlights The Fund's largest industry holdings are Drugs/Pharmaceuticals, Diversified Healthcare and Medical Products/Supplies. The Drugs/Pharmaceuticals industry includes companies such as Merck, Pfizer, Schering-Plough, Eli Lilly, and Pharmacia Upjohn. These companies continue to report double-digit earnings growth, which has been propelled by new products, increased sales volume, and pricing power. Moreover, this industry has been something of a Wall Street darling due to its very low exposure to Asia. The Fund has held this industry since its inception and has benefited from the remarkable price appreciation in these stocks. Based on the Advisor's quantitative approach, this industry is fully valued but will be held until a more compelling investment opportunity exists within the sector. The Diversified Healthcare industry is comprised of companies such as Johnson & Johnson, Warner-Lambert, American Home Products, and Bristol Myers Squibb. This industry is similar to the Drugs/Pharmaceuticals industry, as these companies have products that directly compete against the likes of Merck and Lilly. They are benefiting from the same healthy business conditions as the Drugs/Pharmaceuticals companies. In addition, the Diversified Healthcare group produces consumer products such as Warner-Lambert's Sudafed and Schick, and Bristol-Myers' Bufferin and Clairol. Like the Drugs/Pharmaceuticals industry, the Advisor's valuation model shows Diversified Healthcare stocks to be fully valued. The Advisor will continue to evaluate the investment merits of this industry versus other opportunities. The Medical Products/Supplies industry includes companies such as Medtronic, Guidant, Baxter International, Biomet, and Boston Scientific. These companies make products like heart pacemakers, diagnostic devices, and implements for surgical and non-surgical procedures. In prior years, when health care costs rose rapidly, this industry could charge a premium for their products. Lately, as health care providers struggle to contain costs, they are forcing the Medical Products and Supplies industry to be cost conscious and efficient. The successful companies have adapted to the new environment and have been able to post strong earnings gains. The Advisor sees good values in the industry. The two other industries in the Fund are Long-Term Care and Managed Care. Stocks in both industries have suffered large price declines due to concerns about reported earnings and government actions. Investors appear to have driven prices down excessively. Both industries offer wide price appreciation potential from current levels. Current Outlook Healthcare companies are positioning themselves to capitalize on opportunities arising from shifting demographics in the U.S. The favorable environment - aging populations around the world and increased health care spending - bodes well for the future. Based on the long term potential for this sector, many investors would be wise to include an allocation to Healthcare stocks in their portfolio. Many stocks in the Healthcare sector have produced solid investment returns in the bull market and the most recent correction. The Fund has held up well in a turbulent market due to the generally healthy operating environment for many of the companies.


Portfolio Profile           September 30, 1998        September 30, 1997
Equities                              99.2%                    97.2%
Top 10 Equity (% of Assets)           59.7%                    35.8%
Number of Stocks                        39                       73
Cash & Cash Equivalents                0.0%                     2.8%
Top 10 Equity Holdings     September 30, 1998        September 30, 1997
Bristol-Myers Squibb Co.               7.2%                     4.7%
Pfizer, Inc.                           7.2%                     5.2%
Schering-Plough Corp.                  7.2%                     4.2%
Lilly (Eli) & Co.                      6.9%                     5.2%
Merck & Co.                            6.7%                     3.2%
Warner-Lambert Co.                     6.0%                     2.5%
American Home Products Corp.           5.5%                     2.4%
Johnson & Johnson                      5.0%                       -
Pharmacia & Upjohn Inc.                4.9%                       -
Abbot Laboratories                     3.1%                       -
Top Industries             September 30, 1998       September 30, 1997
Drugs/Pharmaceuticals                 34.0%                    18.2%
Diversified Healthcare                31.2%                    16.6%
Medical Products/Supplies             15.0%                       -
Managed Care                          10.8%                    14.4%
Long-Term Care                         8.2%                    13.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Health/Biotechnology Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Health/Biotechnology Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses.
Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks & Rights 99.2%
Diversified Healthcare 31.2%
         22,200   Abbott Laboratories       $          964,312
          7,700   Allergan Inc.                        449,488
         32,600   American Home Products Corp.       1,707,425
         21,450   Bristol-Myers Squibb Co.           2,228,119
         20,100   Johnson & Johnson                  1,572,825
         45,300   Sierra Health Servicesa              891,844
         24,900   Warner-Lambert Co.                 1,879,950
Total Diversified Healthcare                         9,693,963
Drugs/Pharmaceuticals 34.0%
          4,100   Genentech, Inc.a                     294,687
         27,600   Lilly (Eli) & Co.                  2,161,425
         16,200   Merck & Co.                        2,098,913
         21,200   Pfizer, Inc.                       2,245,875
         30,500   Pharmacia & Upjohn Inc.            1,530,719
         21,700   Schering-Plough Corp.              2,247,306
Total Drugs/Pharmaceuticals                         10,578,925
Long-Term Care 8.2%
         59,700   Beverly Enterprises Inc.a            477,600
         27,000   Genesis Health Ventures, Inc.a       330,750
         16,950   HCR Manor Care                       496,847
         23,030   Healthsouth Corp.a                   243,254
         23,700   Integrated Health
                  Services, Inc.                       398,456
         29,000   Mariner Post-Acute
                  Network, Inc.a                       148,625
         37,500   Novacare, Inc.a                      114,844
         20,800   Sun Healthcare Group, Inc.a          135,200
         14,100   Vencor, Inc.a                         56,400
         14,100   Ventasa                              167,438
Total Long-Term Care                                 2,569,414
Managed Care 10.8%
         6,400    Aetna Life and Casualty Co.          444,800
         19,300   First Health Group Corp.a            468,025
         5,500    Express Scripts Inc. Class Aa        452,375
         24,900   Humana Inc.                          407,737
         6,350    Pacificare Health Systems
                  Class Ba                             473,075
         56,600   Phycor, Inc.a                        283,000




Shares   Market Value
Common Stocks - continued
Managed Care - continued
         11,850   United Healthcare Corp.   $         414,750
         7,400    Wellpoint Health Networksa          414,863
Total Managed Care                                  3,358,625
Medical Products/Supplies 15.0%
         12,000   ADAC Laboratories                   288,000
         11,000   Ballard Medical Products            220,687
         12,000   Baxter International Inc.           714,000
         15,200   Becton Dickinson Co.                625,100
         19,200   Biomet Inc.                         666,000
         11,400   Boston Scientific Corp.a            585,675
         11,400   Guidant Corp.                       846,450
         12,600   Medtronic, Inc.                     729,225
Total Medical Products/Supplies                     4,675,137
Total Common Stocks
         (Cost $28,703,592)                        30,876,064
Total Investments 99.2%
         (Cost $28,703,592)                        30,876,064
Assets less other Liabilities 0.8%                    277,285
Net Assets 100.0% $                                31,153,349
The accompanying notes are an integral part of the financial statements. a non-income producing security



Leisure

Performance
ICON Leisure Fund (The "Fund") opened on May 9, 1997. The Fund's total return since inception through 9/30/98 was 18.25%. The Standard & Poor's Entertainment/Leisure Composite Index return was 20.90% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 4.18%. The Standard & Poor's Entertainment/Leisure Composite Index return from 10/1/97 through 9/30/98 was 14.80%. The benchmark quoted above, the Standard & Poor's Entertainment/Leisure Composite Index, is composed of only thirteen stocks. Four stocks comprise approximately 86% of the index; thus, it is not a substitute for a well diversified portfolio. Although it is clearly not a perfect benchmark, it is currently the best one available in the Leisure sector. The ICON Leisure Fund has slightly trailed its benchmark since its inception. In general, the Leisure sector has almost kept pace with the broad market, as measured by the Standard & Poor's 1500 Index. This is an impressive feat, as the market appreciation in the last eighteen months has been extremely narrow. Many Leisure stocks, including Disney, Time Warner, and McDonalds, have large market capitalizations. These and other large capitalization stocks have outpaced most mid and small capitalization stocks in the market during the last 18 months. Industry Highlights Due to very attractive valuations, Restaurant stocks have been the largest holding in the ICON Leisure Fund. As of September 30, 1998, Restaurant stocks comprised approximately one third of the Fund. Thus far, the performance of these stocks has been mixed. Results have been stock specific, with a wide range of dispersion. Companies with improving same store sales and other positive trends have posted strong performance. Winners include Brinker International, Darden, McDonalds, and Outback Steakhouse. Other stocks that have failed to exceed expectations have been punished by the market. These stocks include Lone Star Steakhouse and Applebees. Valuations for these stocks remain compelling, but short term performance has been disappointing. Despite the weak short term correlation of stocks within the Restaurant industry, the Advisor continues to believe that the best way to invest in the Leisure sector is through an industry approach. This lessens stock specific risk and improves diversification. As of September 30, 1998, Broadcasting TV, Radio, Cable stocks were the second biggest industry holding in the Fund. Through much of 1998, these stocks outpaced the broad market. Operating results were strong, and investor sentiment was overwhelmingly bullish. These stocks were also resilient in the most recent quarter when the broad market fell sharply. Highlighting the positive news in this industry was AT&T's announcement early in the summer that it would acquire TCI. This merger heightened interest in the Broadcasting TV, Radio, Cable industry, as these companies were viewed as potential strategic partners for Telecommunications firms. After the AT&T and TCI merger, the combined company will have an established presence in approximately one third of domestic households. This merger and acquisition activity should continue to make these Cable shares valuable. Tobacco stocks are the third largest holding, making up approximately 27% of the Fund as of September 30, 1998. When initially purchased, these stocks were classic value opportunities. They were selling at very attractive valuations, based on price to earnings ratios, market to book ratios, or the Advisor's internally generated valuation measure. News on the industry was uniformly bad, as investors worried over the potential liability from a government brokered tobacco settlement. From the Advisor's perspective, the worry and pessimism was already priced into their shares, most of which were trading near 52 week lows. The Advisor purchased a group of tobacco stocks for the Fund, including Phillip Morris, UST, and RJR Nabisco. After the initial purchase, the Tobacco stocks drifted lower. However, in late May, many of these stocks bottomed. Since then, these stocks have appreciated steadily, despite the correction in the broad market. Tobacco shares continue to have attractive valuation characteristics and perform well relative to the market. Both Leisure Time Products and Entertainment stocks were sold in the Fund in mid-1998. Entertainment stocks were sold for nice gains, but the performance of the Leisure Time Products stocks was mixed. In general, larger capitalization stocks were better performers than mid and small capitalization stocks. Both industries were sold because they no longer met the Advisor's quantitative investment discipline. Gaming stocks have been disappointing. They were initially purchased with very attractive valuations and solid relative performance. However, these stocks have faltered. Gaming companies have continued to disappoint, and any short term performance surprise on the upside has been followed by further negative price moves. They are an insignificant percentage of the Fund, as they have been reduced to raise cash and pursue more attractive investment opportunities in the sector. Current Outlook Since its inception, the ICON Leisure Fund has posted almost market type returns. In a normal market, this might not be worth bragging about. But given how few stocks have led the market and how few funds have kept pace, the returns in the Leisure sector have been solid. In many Leisure industries, the large capitalization stocks have been leaders, allowing the Fund to participate in the narrow advance of the market. Broadcasting TV, Radio, Cable and Restaurant stocks remain core holdings. Purchased based on value, many of these issues have posted market beating returns. Although they are not the bargains they were when initially purchased, they are still quality holdings. Tobacco stocks are currently the most compelling investments in the Fund. They are undervalued and have been resilient in the turbulent market.


Portfolio Profile             September 30, 1998        September 30, 1997
Equities                               97.4%                     97.9%
Top 10 Equities (% of Net Assets)      64.7%                     37.7%
Number of Stocks                         27                        39
Cash & Cash Equivalents                 0.3%                      2.1%
Top 10 Equity Holdings        September 30, 1998        September 30, 1997
Phillip Morris Cos. Inc.                9.0%                        -
Comcast Corp Special Class A            8.4%                     3.6%
Tele-communications Inc. Class A        7.9%                     3.8%
UST Inc.                                7.2%                        -
Cox Communications Inc. Class A         6.9%                     3.1%
RJR Nabisco Holdings Corp.              6.0%                        -
McDonalds Corp.                         6.0%                     3.1%
Wendy's International Inc.              4.5%                     3.1%
Gallagher Group PLC ADR                 4.4%                       -
TCA Cable TV Inc.                       4.4%                       -
Top Industries               September 30, 1998        September 30, 1997
Restaurants                            35.1%                    28.6%
Broadcasting, TV, Radio, Cable         30.0%                    13.3%
Tobacco                                26.6%                       -
Gaming, Lottery & Parimutuel            4.2%                    17.4%
Leisure Time (Products)                 1.5%                    16.2%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Entertainment/Leisure Composite is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that are involved in the business of entertainment and leisure related products and services. It is comprised of 13 stocks. The S&P Entertainment/Leisure Composite Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares or Principal Amount Market Value
Common Stocks 97.4%
Tobacco 26.6%
         80,900   Gallagher Group PLC ADR   $        2,376,437
         106,400  Philip Morris Cos. Inc.            4,901,050
         130,700  RJR Nabisco Holdings
                  Corp.                              3,292,006
         131,800  UST Inc.                           3,896,338
Total Tobacco                                       14,465,831
Broadcasting TV, Radio, Cable 30.0%
         97,100   Comcast Corp. Class A              4,557,631
         68,500   Cox Communications Inc.
                  Class Aa                           3,741,812
         29,000   Mediaone Groupa                    1,288,688
         85,500   TCA Cable TV Inc.                  2,404,688
         110,300  Tele-communications Inc.
                  Class Aa                           4,315,488
Total Broadcasting TV, Radio, Cable                 16,308,307
Leisure Time (Products) 1.5%
         54,100   BAT Industries, PLC ADRa             818,262
Total Leisure Time (Products)                          818,262



Shares or Principal Amount Market Value
Common Stocks - continued
Restaurants 35.1%
         112,300  Applebees International Inc.    $  2,344,262
         85,200   Bob Evans Farms                    1,698,675
         198,100  Boston Chicken Inc.a                 148,575
          93,900  Brinker International Inc.a        1,760,625
         20,130   CKE Restaurants Inc.                 598,868
          41,700  Cracker Barrel Old
                  Country Stores                       948,675
         137,300  Dardeen Restaurants Inc.           2,196,800
         94,500   Lone Star Steakhouse
                  Saloon Inc.a                         720,562
         55,100   McDonalds Corp.                    3,288,781
         25,700   Outback Steakhouse Inc.a             677,838
         23,600   Starbucks Corp.a                     854,025
         37,300   Tricon Global Restaurantsa         1,454,700
         110,000  Wendy's International Inc.         2,440,625
Total Restaurants                                   19,133,011
Gaming, Lottery, & Parimutuel 4.2%
         37,300   Circus Circus Enterprises Inc.a      352,019
         44,900   Harrah's Entertainment Inc.a         597,731
         40,100   Intl Game Technology                 744,356
         36,900   Mirage Resorts Inc.a                 618,075
Total Gaming, Lottery & Parimutuel                   2,312,181
Total Common Stocks
         (Cost $48,750,896)                         53,037,592
Short-Term Commercial Notes 0.3%
$147,835 American Family Demand Note
         4.96%    7/26/99                              147,835
Total Short Term Commercial Notes
         (Cost $147,835)                               147,835
Total Investments 97.7%
         (Cost $48,898,731)                         53,185,427
Assets less other Liabilities 2.3%                   1,240,994
Net Assets 100.0% $                                 54,426,421
The accompanying notes are an integral part of the financial statements. a non-income producing security


Technology

Performance
ICON Technology Fund (The "Fund") opened on February 19, 1997. The Fund's total return since inception through 9/30/98 was (4.31%). The Lipper Science/Technology Index return was 8.64% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (26.17%). The Lipper Science/Technology Index return from 10/1/97 through 9/30/98 was (10.69%). The ICON Technology Fund suffered from investor concerns regarding both a slowing domestic economy and turmoil abroad. Last October, when Asian economies faltered, investors retreated from industries with heavy Asian exposure. The Technology sector in particular was hard hit. In early 1998, some of those fears subsided and stocks rallied. As the year wore on, however, investors became anxious about other international markets besides Asia. By the end of the third quarter, investors grew fearful of any market risk and fled into U.S. Treasuries. The yield on the 30-year U.S. Treasury bond fell below 5% for the first time ever. The Technology Fund contains many small and mid-cap stocks. The Advisor's philosophy is to purchase an entire set of stocks within an industry rather than to select individual stocks. As a result, the Fund owns stocks with a range of capitalizations. For example, in the Communications Equipment industry, the Fund owns large capitalization companies such as Lucent, Motorola and Northern Telecom, as well as smaller companies such as ADC Telecom and Scientific Atlanta. As investors fled the risks of international markets, they also fled the perceived risks of the small and mid-cap stocks. Whether due to a desire for liquidity or fear that a recession would harm small companies more than large companies, investors drove down prices for small and mid-cap stocks 30-50% off their 52-week highs. The Advisor believes value, not liquidity, will drive markets in the long term. Through most of the year, the blue chip companies that dominate the S&P indexes avoided the sell-off and performed much better than small and mid-cap stocks. But by the end of August and into September, even the blue chips were dropping. Industry Highlights The Fund's largest industry holdings are Communications Equipment, Electronics Semiconductor, Computer Hardware and Computer Network. The Communications Equipment industry has benefited from strong spending by the telephone companies and internet service providers as these companies race to provide new services to customers. The proposed merger between AT&T and TCI may even accelerate equipment spending as the regional bells and other cable companies spend to compete with the new industry giant. AT&T, with its extensive financial resources, will also spend heavily to upgrade the one-way cable plant to a two-way communication vehicle. This industry offers compelling values, especially in the small and mid-cap companies. The Electronics Semiconductor industry has suffered for more than a year from excess capacity and from low demand brought on by the Asian slowdown. The Advisor's valuation measures show near record valuation levels as investors have fled these stocks in droves. However, supply and demand may be returning to balance. On the supply side, a number of companies, including some of the big Asian producers, have announced plans to scrap new projects and cut back on current production. On the demand side, companies like Intel and Motorola have forecast stronger demand than investors had expected. And for the long term, semiconductors are finding their way into more products. The Computer Hardware industry includes companies like International Business Machines, Dell, Compaq, Hewlett-Packard and Sun Microsystems. The Computer Hardware industry has been a holding since the Fund's inception and has been a strong performer over that time. Lately, as with many stocks in the Technology sector, these companies' stock prices have been subject to a great deal of volatility. However, the industry continues to provide solid value and good long-term prospects. Computer Network companies have benefited from strong business spending on corporate networks. In addition, telephone and internet companies are buying network products in order to offer voice, video and data services. Consumers, too, are buyers of products like 3Com's Palm Pilot. One of the Fund's investments, Bay Networks, was purchased by Northern Telecom. Often times, value investments are recognized as such not only by value investors, but by other companies as well. The Fund realized healthy gains as a result of the acquisition. Current Outlook Technology stocks are significantly undervalued. The Advisor believes that fears about a global recession are overblown and that new-found investor awareness that equities go down as well as up provides a great buying opportunity. After the recent sell-off, many Technology industries have the most attractive value readings that they have had in the 1990s. From these levels, the Advisor expects significant long term appreciation potential for industries in the Fund.


Portfolio Profile             September 30, 1998        September 30, 1997
Equities                              99.2%                     97.4%
Top 10 Equity (% of Assets)           38.8%                     39.8%
Number of Stocks                        51                        55
Cash & Cash Equivalents                0.1%                      2.8%
Top 10 Equity Holdings         September 30, 1998       September 30, 1997
3Com                                   4.9%                     5.6%
Cisco Systems Inc.                     4.6%                     5.3%
Dell Computer Corp.                    4.5%                       -
Cabletron Systems                      4.4%                     5.0%
Intel Corp.                            4.0%                     5.9%
Northern Telecom Ltd.                  3.6%                       -
Scientific-Atlanta Inc.                3.4%                       -
Applied Materials Inc.                 3.3%                       -
Novellus Systems, Inc.                 3.1%                       -
Motorola, Inc.                         3.0%                       -
Top Industries                September 30, 1998       September 30, 1997
Electronic Semiconductors             29.9%                     13.9%
Communications Equipment              26.3%                     17.6%
Computer Hardware                     16.2%                     17.5%
Computer Networking                   14.0%                     23.1%
Peripherals                           12.8%                     19.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Science/Technology Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Science & Technology Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares or Principal Amount Market Value
Common Stocks 99.2%
Communications Equipment 26.3%
         66,600   ADC Telecommunications
                  Inc.a                    $         1,406,925
         58,700   Allen Telecommunications
                  Inc.a                                392,556
         44,350   Andrew Corp.a                        587,638
         29,800   Analog Devicesa                      478,662
         51,850   Aspect Telecommunications
                  Corp.a                             1,244,400
         25,100   Lucent Technologies                1,733,469
         42,600   Motorola Inc.                      1,818,488
         77,350   Newbridge Networks Corp.           1,387,466
         68,620   Northern Telecom Ltd.              2,195,840
         31,550   Qualcom Inc.a                      1,512,428
         98,150   Scientific-Atlanta Inc.            2,073,419
         27,600   Tellabs Inc.a                      1,098,825
Total Communications Equipment                      15,930,116
Computer Hardware 16.2%
         15,300   Adaptec, Inc.a                       145,350
         30,500   Ascend Communicationsa             1,387,750
         31,898   Compaq Computer Corp.              1,008,774
         41,200   Dell Computer Corp.a               2,708,900
         20,200   Hewlett-Packard Co.                1,069,337
         11,900   International Business
                  Machines                           1,523,200
         13,400   Sequent Computer
                  Systems, Inc.a                       116,413
         36,200   Sun Microsystems, Inc.a            1,803,213
Total Computer Hardware                              9,762,937
Computer Networking 14.0%
         99,400   3Com Corp.a                        2,988,212
         237,900  Cabletron Systemsa                 2,676,375
         45,037   Cisco Systems, Inc.a               2,783,880
Total Computer Networking                            8,448,467
Peripherals 12.8%
         27,800   EmcCorp/MAa                        1,589,812
         104,900  Iomega Corp.a                        393,375
         65,900   Komag, Inc.a                         201,819
         20,900   Lexmark Intl. Grp., Inc.
                  Class Aa                           1,448,631
         39,200   Quantum Corp.a                       622,300
         59,600   Read-Rite Corp.a                     465,625
         39,800   Seagate Technologya                  997,488
         39,600   Storage Technology Corp.           1,007,325
         94,100   Western Digital Corp.a             1,011,575
Total Peripherals                                    7,737,950



Shares or Principal Amount Market Value
Common Stocks - continued
Electronic Semiconductors 29.9%
         44,400   Advanced Micro Devicesa   $          824,175
         25,800   Altera Corp.a                        906,225
         78,100   Applied Materialsa                 1,972,025
         52,700   Atmel Corp.a                         477,594
         17,900   Dallas Semiconductor Corp.a          483,300
         20,300   ETEC Systemsa                        529,069
         28,100   Intel Corp.                        2,409,575
         67,300   Kla-Tencor Corporationa            1,674,087
         18,000   Lattice Semiconductor Corp.a         445,500
         12,800   Linear Technology Corp.              640,000
         35,300   LSI Logic Corp.a                     445,662
         23,300   Maxim Integrated Productsa           649,488
         37,300   Microchip Technology Inc.a           815,938
         31,400   National Semiconductor
                  Corp.a                               304,188
         26,400   Micron Technology Inc.               803,550
         72,300   Novellus Systems, Inc.a            1,897,875
         64,400   Teradyne,Inc.a                     1,175,300
         15,400   Texas Instruments                    812,350
         23,500   Xilinx Inc.a                         822,500
Total Electronic Semiconductors                     18,088,401
Total Common Stocks
         (Cost $74,876,917)                         59,967,871
Short-Term Commercial Notes 0.1%
$61,707  American Family Demand Note
         4.96%    7/26/99                               61,707
$23,232  Warner Lambert Demand Note
         4.96%    7/26/99                               23,232
Total Short-Term Commercial Notes
         (Cost $84,939)                                 84,939
Total Investments 99.3%
         (Cost $74,961,856)                         60,052,810
Assets less other Liabilities 0.7%                     441,091
Net Assets 100.0% $                                 60,493,901
The accompanying notes are an integral part of the financial statements. a non-income producing security


Telecommunication and Utilities

Performance
ICON Telecommunication & Utilities Fund (The "Fund") opened on July 9, 1997. The Fund's total return since inception through 9/30/98 was 42.32%. The Lipper Utilities Index return was 23.15% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 33.88%. The Lipper Utilities Index return from 10/1/97 through 9/30/98 was 18.89%. The ICON Telecommunications & Utilities Fund has posted excellent performance since its inception, both absolutely and compared to its competition. Relative to other Utility funds tracked by Lipper, the Fund has consistently been a top performer since its inception. In addition, the Fund's performance has been exceptional relative to all types of mutual funds. The Electric Utility industry has been the largest holding in the Fund since its inception, making up approximately half of the Fund as of September 30, 1998. As the market was racing to new highs in late 1997 and then again in the first two quarters of 1998, these stocks lagged. However, the recent downturn and volatility in the broad market have revived the stocks within this industry. As the stock market was plunging in the third quarter, Electric Utility stocks rallied, and the ICON Telecommunications & Utilities Fund raced to new highs. Electric Utility stocks, as well as Telephone stocks, have benefited from the rally in the bond market, as they are interest rate sensitive. Stocks within the Telephone industry, which consist primarily of the Regional Bell Operating Companies (RBOCs), have been stellar performers. They kept pace with the stock market as it was moving higher in early 1998 and proved to be defensive when the market faltered in the most recent quarter. Currently, Telephone stocks comprise approximately one third of the Fund. Industry Highlights The Electric Utility industry is going through a deregulation and diversification phase. Similar to other industries that have been deregulated, the process in the Electric Utility industry is expected to take several years. Further, not all operations within the industry will be deregulated. Power generation will be deregulated, but transmission and distribution will remain subject to government control. Many Electric Utility companies are also diversifying into non-traditional areas. Such areas of opportunity include international markets, energy related industries, and marketing. Stock pickers have the very difficult task of trying to decide which Electric Utility stocks will prosper and which will fail in this new environment. The Advisor's approach to investing in the industry is significantly different. The Fund holds a position in the industry because the Advisor's quantitative model finds value in Electric Utility stocks. Based on their earnings, potential growth, and risk, they are undervalued. The Advisor purchased a diversified sample of stocks to reduce stock specific risk and capture the move of the industry. The Fund owns large, diversified companies that are household names in many parts of the country. Stocks in the industry include Duke Power, Edison International, and Texas Utilities. By holding several Electric Utility stocks, the Fund is less exposed to the uncertainty and risk that a particular company may encounter in the new operating environment. High dividend yields, steady earnings, and low volatility make these stocks compelling investments going forward. The Telephone industry is also undergoing significant change. The Telecommunications Act of 1996 opened most local and long distance markets to more competition, with certain restrictions. This transition to competition is a process, and the industry is several years away from being fully competitive. Similar to the strategy within the Electric Utilities sector, the Advisor does not know which companies will be the winners and losers in this new environment. Based on the historic performance of the Fund, this information is not crucial for success. Stocks held in this sector in the Fund include SBC Communications, BellSouth, and Ameritech. A byproduct of the new competitive environment is the wave of consolidation in the industry. Although the government intended The Telecommunications Act of 1996 to lead to increased competition, it has instead led to rapid consolidation. Mega-mergers between big industry players are decreasing the number of competitors. The government may be forced to evaluate the effectiveness of the Act and take appropriate action if necessary. Current Outlook The Fund has benefited from the sector's traditionally defensive characteristics. Electric Utility and Telephone stocks have appreciated despite the current financial market turmoil. Investors have favored the lower volatility and higher dividend yields that are generally characteristic of stocks within these industries. The Fund has also profited from the bond market rally. As many industries in this sector are interest rate sensitive, prices have risen as interest rates have continued to fall. If interest rates continue to fall, or investors remain worried about the global economy, the Fund could continue to prosper. A turn in the opposite direction could have adverse effects. The Advisor's investment methodology still favors industries in the Fund, as they are undervalued and show strong performance relative to the market.


Portfolio Profile             September 30, 1998        September 30, 1997
Equities                               92.6%                    95.2%
Top 10 Equities (% of Net Assets)      37.4%                    31.8%
Number of Stocks                         31                       42
Cash & Cash Equivalents                11.9%                     4.8%
Top 10 Equity Holdings        September 30, 1998        September 30, 1997
SBC Communications Inc.                 4.0%                     2.9%
Alltel Corp.                            3.9%                     3.0%
Century Telephone Enterprises, Inc.     3.9%                       -
GTE Corp.                               3.9%                     2.8%
Bell Atlantic                           3.8%                     3.8%
Bell South Corp.                        3.8%                     2.9%
US West, Inc.                           3.8%                       -
Ameritech, Corp.                        3.7%                       -
Cinergy Corp.                           3.3%                       -
Consolidated Edison, Inc.               3.3%                       -
Top Industries                September 30, 1998        September 30, 1997
Electric Companies                     50.3%                    31.9%
Telephone Services                     34.4%                    32.2%
Cellular/Wireless Telecommunications    7.9%                    11.5%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Utility Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 30 funds. The Lipper Utility Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998


Shares or Principal Amount Market Value
Common Stocks 92.6%
Cellular/Wireless Telecommunications 7.9%
         10,000   Airtouch Communications
                  Inc.a            $        570,000
         13,800   Comsat Corp.              486,450
         14,600   Nextel Communications
                  Inc., Class Aa            294,738
         27,500   Vanguard Cellular Systems
                  Class A                   522,500
Total Cellular/Wireless
Telecommunications                        1,873,688
Telephone Services 34.4%
         11,800   Aliant Communications Inc.292,050
         19,370   Alltel Corp.              918,019
         18,600   Ameritech Corp.           888,923
         18,770   Bell Alantic              911,097
         12,100   Bell South Corp.          913,111
         19,550   Century Telephone
                  Enterprises, Inc.         924,547
         10,300   Frontier Corp.            281,962
         16,600   GTE Corp.                 914,359
         21,200   SBC Communications Inc.   941,795
         8,200    Telephone & Data          285,975
         17,200   U S West Inc.             907,507
Total Telephone Services                  8,179,345
Electric Companies 50.3%
         15,700   American Electric Power
                  Co., Inc.                 766,356
         16,100   Carolina Power & Light    743,619
         20,500   Cinergy Corp.             784,125
         15,000   Consolidated Edison of NY 781,875
         16,800   Dominion Resources Inc.   749,700
         11,600   Duke Power                767,775
         27,800   Edison International      714,112
         24,900   Entergy Corp.             765,675
         10,800   FPL Group Inc.            752,625
         19,700   Houston Industries Inc.   613,162
         22,800   Pacific Gas & Electric    728,175
         35,900   Pacificorp                688,831
         21,800   Peco Energy Co.           797,063
         19,200   Public Service Enterprises754,800
         25,800   Southern Co.              759,488
         16,600   Texas Utilities Co.       772,937
Total Electric Companies                 11,940,318




Shares or Principal Amount Market Value
Common Stocks - continued
Total Common Stocks
         (Cost $19,475,648)         $    21,993,351
Short-Term Commercial Notes 11.9%
$1,174,411        American Family Demand Note
         4.96%    7/26/99                 1,174,411
$233,234 Pitney Bowes Demand Note
         4.95%    2/3/99                    233,234
$485,624 Wisconsin Electric Demand Note
         4.96%    7/14/99                   485,624
$936,275 Warner Lambert Demand Note
         4.90%    7/26/99                   936,274
Total Short-Term Commercial Notes
         (Cost $2,829,543)                2,829,543
Total Investments 104.5%
         (Cost $22,305,191)              24,822,894
Other Liabilities less Assets (4.5%)     (1,073,752)
Net Assets 100.0% $                      23,749,142
The accompanying notes are an integral part of the financial statements. a non-income producing security.

Transportation

Performance
ICON Transportation Fund (The "Fund") opened on May 9, 1997. The Fund's total return since inception through 9/30/98 was (3.37%). The Standard & Poor's Transportation Index return was 2.08% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (22.08%). The Standard & Poor's
Transportation Index return from 10/1/97 through 9/30/98 was (14.81%). Transportation stocks were among market leaders in 1997 and early 1998. However, the performance of these stocks dramatically changed in April of this year. In the second and third quarters of 1998, Transportation stocks were among the worst performers in the market. The same cyclical characteristics that made this a top performing sector in the prior years worked in the opposite direction the last two quarters. Stocks in the Transportation sector were initially hurt by news of Asian economic woes, as many of these companies have exposure to that region. As fears that the crisis in Asia was spreading, investors soon worried of a global economic decline. As the most recent quarter ended, domestic economic news was pointing to a slowing U.S. economy. With these economic fears, the cyclical nature of the Transportation stocks hurt their performance. No industries in the Transportation sector have been immune to the recent selling pressure, as share prices in all industries have fallen sharply. According to Standard & Poor's industry indices, even the most defensive Transportation industry, Railroads, was still off more than 20% from its highs. The two worst performing industries in the sector were off more than 40% from their highs. Furthermore, many individual stocks in the sector have lost half of their value. The most nimble industry rotation strategy could not have avoided the declines in the Transportation sector. In the recent decline, the two most defensive industries in the Transportation sector have been Railroads and Auto Parts. Currently, these two industries comprise approximately two-thirds of the Fund. Trucking stocks, which account for the remainder of the Fund, have not fared as well. News of slowing economic growth hit these shares hard. Industry Highlights Auto Parts has been one of the largest industry holdings in the Fund since its inception. The Fund currently owns twelve stocks in the Auto Parts industry, including such names as Goodyear Tire & Rubber and Genuine Parts. Many of the Auto Parts stocks suffered a short term setback with the General Motors strike. Parts suppliers to General Motors were adversely affected as production was halted and parts demand dried up. The Auto Parts industry is currently in a phase of consolidation. As the Auto manufacturers have become more demanding from their suppliers, Auto Parts companies have been forced to consolidate to exploit economies of scale in bargaining with the big three. Potential merger and acquisition activity could boost share prices and create more efficient and competitive companies in the industry. Many good values exist within the Auto Parts industry. The second largest holding in the Fund is in the Trucking industry. The Trucking industry, like most Transportation industries, has seen improving margins because of lower fuel prices. Strong freight demand and robust consumer spending have also helped these companies. However, the market's recent decline was not kind to Trucking stocks. The Trucking industry is composed primarily of small capitalization companies, which have been battered in the recent downturn. Economic fears and slowing growth in the manufacturing sector have also hurt these shares. Based on valuation, this industry looks attractive, and the Advisor believes the fears are overblown. Thus, recent share weakness appears to be a good buying opportunity. Railroad stocks were approximately one-quarter of the Fund as of September 30, 1998. The Railroad industry has held up better than other Transportation industries in the current market turmoil. However, many Railroad stocks continue to face short-term difficulties. Merger troubles have adversely affected several companies in the Railroad group. Railroad problems were highlighted by Union Pacific's news that it was slashing its dividend. The Advisor, however, believes that most of the uncertainty and pessimism in the industry is priced into these shares. Portfolio turnover has occurred in two industries, Airlines and Trucks & Parts. In late 1997 and early 1998, the Airline stocks in the portfolio were sold for solid gains. Although the fundamentals in the industry appeared to be strong, the Airline stocks were overpriced. Excess optimism was already reflected in the share prices, and they no longer met the Advisor's valuation criteria. Trucks & Parts stocks were sold in early 1998 as they, too, no longer met the Advisor's investment discipline. Both industries have been hard hit in the recent market correction. Current Outlook Transportation stocks were among the best performers in the broad market in 1997 and have been among the worst in 1998. Benefits of falling energy prices have been more than offset by slowing growth in the domestic economy and worries of contracting economies abroad. Most Transportation stocks have sold off sharply. Valuations in the sector look attractive. Although Transportation industries have performed worse than the broad market in the sell-off, this should create a good buying opportunity. When these stocks bottom, considerable upside exists from current depressed levels.


Portfolio Profile            September 30, 1998        September 30, 1997
Equities                              99.4%                    99.2%
Top 10 Equities (% of Net Assets)     47.5%                    35.6%
Number of Stocks                        29                       42
Cash & Cash Equivalents                0.0%                     0.9%
Top 10 Equity Holdings       September 30, 1998        September 30, 1997
Burlington Northern Santa Fe Corp.     6.2%                       -
Werner Enterprises, Inc.               5.5%                     4.1%
Landstar System Inc.                   5.3%                     3.2%
ITT Industries Inc.                    4.6%                     3.2%
Dana Corp.                             4.5%                     3.3%
Union Pacific Corp.                    4.5%                        -
M S Carriers Inc.                      4.4%                     3.6%
Rollins Truck Leasing                  4.4%                        -
GATX Corp.                             4.3%                        -
Genuine Parts Co.                      3.8%                        -
Top Industries             September 30, 1998        September 30, 1997
Auto Parts & Equipment                38.2%                    35.0%
Truckers                              36.1%                    36.3%
Railroads                             25.1%                    11.0%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Transportation Index is a capitalization-weighted index that measures the performance of the transportation sector of the S&P SuperComposite Index. It is comprised of 41 stocks. The S&P Transportation Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 99.4%
Auto Parts & Equipment 38.2%
         19,000   Cooper Tire & Rubber Co.  $        342,000
         13,618   Dana Corp.                         508,122
         13,800   Danaher Corp.                      414,000
         14,200   Genuine Parts Co.                  426,887
         7,200    Goodyear Tire & Rubber Co.         369,900
         15,500   ITT Industries Inc.                525,062
         12,500   Mark IV Industries Inc.            182,031
         12,800   Modine Manufacturing Co.           371,200
         11,100   OEA Inc.                           105,450
         12,300   Snap-On Tools Inc.                 378,994
         16,500   Superior Industrials
                  International, Inc.                377,438
         7,300    TRW Inc.                           323,938
Total Auto Parts & Equipment                       4,325,022
Truckers 36.1%
         36,800   American Frieghtways Corp.         276,000
         29,200   Arnold Industries Inc.             419,750
         13,100   Heartland Express Inc.a            216,150
         21,300   Landstar Systems Inc.a             600,394
         25,000   M S Carriers Inc.a                 496,875
         44,250   Rollins Truck Leasing              495,047
         13,600   Ryder System Inc.                  338,300
         18,900   U.S. Freightways Corp.             375,637
         39,375   Werner Enterprises Inc.            620,156
         18,000   Yellow Corp.a                      243,000
Total Truckers                                     4,081,309



Shares   Market Value
Common Stocks - continued
Railroads 25.1%
         21,900   Burlington Northern
                  Santa Fe Corp.    $                700,800
         6,600    CSX Corp.                          277,613
         14,800   GATX Corp.                         489,325
         9,800    Kansas City Southern Inds          343,000
         11,000   Norfolk Southern Corp.             319,687
         11,900   Union Pacific Corp.                507,237
         14,700   Wisconsin Central
                  Transportationa                    205,801
Total Railroads                                    2,843,463
Total Common Stocks
         (Cost $13,178,123)                       11,249,794
Total Investments 99.4%
         (Cost $13,178,123)                       11,249,794
Assets less other Liabilities 0.6%                    67,772
Net Assets 100.0% $                               11,317,566
The accompanying notes are an integral part of the financial statements. a non-income producing security



Short-Term Fixed Income

Performance
ICON Short-Term Fixed Income Fund (The "Fund") opened on February 7, 1997. The Fund's total return since inception through 9/30/98 was 9.94%. The Merrill Lynch 1 Year Treasury Index return was 10.46% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 6.55%. The Merrill Lynch 1 Year Treasury Index return from 10/1/97 through 9/30/98 was 6.36%. Fund Highlights The objective of the Short-Term Fixed Income Fund is to attain high current income consistent with the preservation of capital. Under normal conditions, the Fund invests in US Treasury and agency obligations.
We are active in duration management in the Fund. High cash inflows and outflows contributed to our decision in keeping duration throughout the year, on average, close to the lower end of the Fund's normal operating range of 0.5-1.5. As expected, the Federal Reserve began its slow and steady monetary policy implementation by lowering the Federal Funds rate 0.25% in September from 5.50% to 5.25%. In anticipation of this move, in early September we purchased Agency coupons and discount notes into the new year and moved duration to 0.9. Current Outlook Freespending and highly leveraged consumers have had a great year, however, the global financial situation is likely to slow things down. Corporate layoffs and slow wage gains loom on the consumers' psyche. The global crisis will continue to slow the US economy, and we believe the Fed will lower rates further in the months ahead, acting more aggressively, if necessary.

Schedule of Investments
September 30, 1998

Principal Amount  Market Value
U.S. Government Agencies 92.2%
$173,000 Federal Home Loan Bank
         5.3%     2/25/99  $          169,390
$153,000 Federal Home Loan Bank
         5.3%     3/08/99  $          149,569
$4,000,000        Federal Home Loan Bank
         5.8%     11/04/99 $        4,042,024
$570,000 Federal Farm Credit Bank
         5.5%     8/03/99  $          573,013
Total U.S. Government Agencies
         (Cost $4,885,760)          4,933,996
Repurchase Agreement 9.3%
$499,000 JP Morgan
         5.40% dated 9/30/98,
         maturing 10/1/98, to
         be repurchased at
         $499,075 collateralized
         by $485,000 in U.S.
         Treasury Notes 7.75%
         due 1/31/00, value
         $510,934
         (Cost $499,000)   $          499,000
Total Investments 101.5%
         (Cost $5,384,760)          5,432,996
Other Liabilities less Assets (1.5%)  (82,948)
Net Assets 100.0% $                 5,350,048
The accompanying notes are an integral part of the financial statements.

Asia Region

Performance
ICON Asia Region Fund (The "Fund") opened on February 25, 1997. The Fund's total return since inception through 9/30/98 was (39.10%). The Morgan Stanley Capital International (MSCI) Pacific Index (in U.S. dollars) return was (37.66%) for the same period. The Fund's total return from 10/1/97 through 9/30/98 was (38.73%). The Morgan Stanley Capital International Pacific Index (in U.S. dollars) return from 10/1/97 through 9/30/98 was (36.35%). Japan remains the heaviest weighting in the Fund at 89.9%. The Japanese market has had brief periods of exceptional performance this year; however, the market repeatedly falls back to a level below which it started the rally. This market proved to be a defensive position in the worldwide August correction. Since October 1, 1997 through September 30, 1998, the Japanese market shows 1.86% appreciation according to the MSCI Japan in U.S. Dollars. Japanese valuations continue to look favorable; however, the market wants to see concrete steps by the government to clean up the banking system and address the defaulted loans. The Fund still holds small positions in Malaysia and Hong Kong. While their positions are small, their valuations are promising, and these holdings reduce overall Fund risk through diversification. Malaysia was an exceptional performer in the beginning of the year as it appreciated 29.50% through March 31, 1998 according to the MSCI Malaysia Free Index (in U.S. Dollars). However, from January 1, 1998 through September 30, 1998, the same index lost (58.58)%. The Malaysian market is responding to increased political uncertainty and instability. Uncertainty breeds fear in the stock market. Country Highlights Estimates of growth in Japan continue to fall. Japanese Gross Domestic Product is expected to contract 1.7% in 1998 and rebound with 0.4% growth in 1999, according to the September 26th-October 2nd edition of The Economist. The newspapers carry stories of doom every day as the Japanese recession continues to have a negative effect on investment, spending and bankruptcies. The market continues to fall, as the government has been unable to construct a reasonable rescue package for the financial system. The papers have reported bankruptcies, but the bubble economy of Japan is still overstocked with companies. Unfortunately, the Japanese government tends to protect companies rather than allow them to go bankrupt. As industries are reduced in number through bankruptcy, those companies remaining tend to be most efficient. Therefore, there is greater competition among players who produce the product in the most efficient manner, and prices fall more in line with the cost of production. Although a bankruptcy of larger banks might deal a significant blow to the economy in a domino effect, many of the small to mid-sized, inefficient companies could be allowed to fail, and the domestic economy would continue to function. This market continues to be undervalued and only needs to find confidence in the government to set it on a upward path. Fear and uncertainty have taken over where valuation should be the main driver of market movement. Once investors feel that the government has taken the correct steps to generate a healthy economy, valuation will be recognized and the market should perform well. The third position in the Fund, although still small, is Malaysia. Unfortunately, Malaysia has also seen severe political instability in 1998, which culminated in the imposition of capital controls on the Malaysian currency, the ringitt. The Malaysian market assumed that the controls will be beneficial, and the market turned in stunning performance for a number of days after the controls were put in place. Current Outlook The Price to Cash Flow Ratio is double in the U.S. what it is in Japan. Japanese interest rates continue to be the lowest of the developed nations, and the Japanese government has finally been forced to act as evidenced by the recent banking rescue plan and financial deregulation. The "Big Bang" began on April 1, 1998, as the Japanese government introduced liberalization of capital flows and deregulation of commissions on large equity trades. The government's intent is to eventually have loans and shareholdings determined by market forces as opposed to personal connections. The Yen has depreciated along with the Japanese stock market. Unfortunately, low interest rates lead to capital outflow as money searches for a place that will pay higher rates. As the Japanese economy improves and investors find profitable opportunities in Japan, this outflow of money should slow and the Yen depreciation should come to a halt. And finally, as the details of the new banking package are divulged, the markets will hopefully see that the Japanese government does understand the need for a competitive environment.


Portfolio Profile          September 30, 1998        September 30, 1997
Equities                           100.0%                     97.1%
Top 10 Equity (% of Assets)         36.3%                     31.2%
Number Stocks                        101                       138
Cash & Cash Equivalents              1.0%                      2.9%
Top 10 Equity Holdings     September 30, 1998        September 30, 1997
Nippon Telephone & Telegraph Corp.   7.9%                        -
Toyota Motor Corporation             6.7%                     5.4%
Bank of Tokyo-Mitsubishi Ltd.        3.6%                     2.4%
Mitsubishi Heavy Industries, Ltd.    2.8%                       -
Hitachi                              2.7%                       -
Matsushita Electric
  Industrial Co, Ltd.                2.7%                     2.4%
Kinki Nippon Railway                 2.6%                       -
Sumitomo Bank, Limited               2.6%                     2.4%
Kyocera Corporation                  2.4%                       -
Sony Corp.                           2.3%                       -
Top Countries               September 30, 1998        September 30, 1997
Japan                               89.9%                    79.2%
Hong Kong                            5.6%                     6.3%
Malaysia                             4.5%                     4.0%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses.


Schedule of Investments
September 30, 1998

Shares            Market Value
Common Stocks & Warrants 100.0%
Hong Kong 5.6%
         27,400   Bank of East Asia $               38,721
         37,000   Cathay Pacific Airways            34,858
         34,000   Cheung Kong Holdings             157,527
         4,000    Cheung Kong Infrastructure         8,673
         22,000   CLP Holdings Ltd.                107,324
         40,000   Chinese Estates HL                 4,543
         4,000    Citic Pacific Ltd.                 7,021
         6,500    Dickson Concepts Intl.             5,075
         3,000    Guoco Group Ltd.                   1,587
         30,000   Hang Lung Dev. Co.                26,328
         29,100   Hang Seng Bank                   184,023
         29,000   Hong Kong & Shanghai
                  Hotels                            16,093
         131,200  Hong Kong Telecom                258,218
         63,700   Hong Kong & China Gas             78,099
         88,000   Hopewell Holdings                  8,858
         54,000   Hutchison Whampoa Ltd.           284,339
         23,000   Hysan Development                 15,880
         11,000   Miramar Hotel                      7,808
         13,000   New World Development             17,449
         27,000   Shangri La Asis Ltd.              17,423
         74,000   Shun Tak Holdings                  4,584
         40,434   Sun Hung Kai Properties          143,242
         40,500   Swire Pacific Ltd.                19,078
         6,000    Television Broadcast              15,332
         40,000   Wharf Holdings                    42,331
         2,300    Wharf Holdings Warrants               44
Total Hong Kong                                  1,504,458

Shares            Market Value
Common Stocks & Warrants - continued
Japan 89.9%
         69,000   All Nipon Airways Company $       223,039
         119,000  Asahi Glass Co. Ltd.              576,991
         154,000  Bank of Tokyo-Mitsubishi Ltd      989,935
         25,000   Bridgestone Corp.                 505,069
         23,000   Canon Inc.                        468,043
         7,300    Chubu Electric Power Co.          117,180
         41,000   Dai Nippon Printing Co. Ltd       527,711
         80       East Apan Railway                 399,647
          13,000  Fuji Photo Film                   448,869
          54,000  Fujitsu Ltd.                      468,116
         168,000  Hitachi                           740,523
         14,000   Honda Motor Company               426,829
         175,000  Industrial Bank of Japan Ltd.     642,815
         11,000   Ito-Yokado Co. Ltd.               525,272
         14,800   Kansai Electric Power             256,053
325,000  Kawaski Steel Corporation                  382,016
         163,000  Kinki Nippon Railway              707,706
         65,000   Kirin Brewery Co. Ltd.            521,452
         15,000   Kyocera Corp.                     656,773
         291,000  Marubeni Corporation              344,189
         55,000   Matsushita Electric
                  Industrial, Ltd.                  749,522
         104,000  Mitsubishi Corporation            504,261
         63,000   Mitsubishi Estate Co. Ltd.        413,304
224,000  Mitsubishi Hvy Indysa                      768,498
         186,000  Mitsubishi Motors Corp.a          307,449
         34,000   Denso Corporation                 495,812
         72,000   Mitsui Fudosan                    369,733
         86,000   NEC Corporation                   559,139
         338,000  Nippon Steel Company              486,688
         299      Nippon Telephone
                  & Telegraph Corp.               2,185,608
         135,000  Nissan Motor Company              376,873
         71,000   Nomura Securities Co.             511,167
         20,000   Sanyo Company Ltd.                443,726
         4,000    Seven Eleven Japan                244,784
         84,000   Sharp Corporation                 501,704
          9,300   Sony Corporation                  648,376
         103,000  Sumitomo Bank, Ltd.               718,851
         24,000   Takeda Chemical                   643,550
         59,000   Tokio Marine & Fire
                  Insurances                        528,798
         20,900   Tokyo Electric Power              400,742
         105,000  Toshiba Corp.                     378,747
         83,000   Toyota Motor Corporation        1,859,756
Total Japan                                      24,025,316



Shares Market Value Common Stocks & Warrants - continued Malaysia 4.5% (See Note
4)
          33,800  AMMB Holdings Berhad      $        13,262
         10,400   Berjaya Sports Toto Berhad          5,747
         21,000   Commerce Asset-Holdings
                  Berhad                              5,919
         27,000   Edaran Otomobil Nasional BHD       20,293
         140,400  Ekran Berhad                       21,208
         88,000   Golden Hope Plantations            38,419
         36,000   Hicom Holdings Berhad               7,228
         109,000  Hong Leong Bank Berhad             34,134
         47,000   Hume Industries Berhad             16,363
         36,000   Jaya Tiasa Holdings Berhad         18,038
         57,000   Kuala Lumpur Kepon Berhad          44,730
         192,500  Magnum Corp Berhad                 37,233
         7,300    Malakoff Berhad                     6,266
         124,000  Malayan Banking Berhad             89,998
         66,000   Malaysian International
                  Shipping                           46,443
         66,333   Malaysian Resources Corp.          10,508
         70,500   Naluri Berhad                       6,428
         15,200   Nestle (Malaysia) Berhad           38,080
         30,000   New Straits Times Press            10,113
         32,500   Oriental Holdings Berhad           24,067
         39,000   Perusahaan Otomobil
                  Nasional                           21,409
         24,500   Petronas Gas Berhad                29,110
         94,400   Public Bank Berhad                 15,998
         39,000   Rashid Hussain BHD                 13,793
         96,000   Renong Berhad                      17,065
         72,000   Resorts World Berhad               45,095
         85,000   RHB Capital Berhad                 24,426
         18,200   Rothmans of Pall Mall
                  Berhad                             54,983
         157,000  Sime Darby Malay Regd              73,459
         205,500  Telekom Malaysia                  227,132
         196,000  Tenaga Nasional Berhad            132,145
         50,500   United Engineers Berhad            19,628
         69,000   YTL Corp. Berhad                   37,885
Total Maylasia                                    1,206,605


Shares   Market Value
Common Stocks & Warrants - continued
Total Common Stocks & Warrants
         (Cost $39,353,565)                      26,736,379
Total Demand Deposits 1.0%
         4.797% Chase Bank Interest
         Bearing Demand Deposit
         (Cost $262,630)                            262,630
Total Investments 101.0%
         (Cost $39,616,195)                      26,999,009
Other Liabilities less Assets (1.0%)               (269,340)
Net Assets 100.0% $                              26,729,669
The accompanying notes are an integral part of the financial statements. a non-income producing security.



Summary of Investments by Industry
         % of Investments
Airlines                            0.90%
Auto Equip                          0.30%
Automobiles                        11.10%
Banks                               9.60%
Cash                                0.20%
Chemicals                           1.60%
Computers                           3.70%
Construction Materials              0.20%
Construction                        0.20%
Electronic Components               6.90%
Electronic Materials               10.00%
Engineering                         0.70%
Financial Services                  2.20%
Food                                2.00%
Glass                               2.10%
Hotel/Tourist                       0.20%
Industrial Equipment                2.90%
Insurance                           1.90%
Leisure           `                 0.30%
Multi-Industry                      1.90%
Oil Production                      0.10%
Pharmacy                            4.00%
Press Print                         2.10%
Real Estate                         4.50%
Sea Transportation                  0.50%
Special Retail                      2.80%
Steel Metal                         3.20%
Telecommunications                  9.30%
Textiles                            0.10%
Tires & Rubber                      1.80%
Tobacco                             0.20%
Trading                             3.20%
Transportation                      4.20%
TV, Radio                           0.10%
Water Distribution                  4.90%
Wholesale                           0.10%
Total                              100.0%
The accompanying notes are an integral part of the financial statements.


North Europe Region

Performance
ICON North Europe Region Fund (The "Fund") opened on February 18, 1997. The Fund's total return since inception through 9/30/98 was 18.34%. The Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars) return was 28.49% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 7.00%. The Morgan Stanley Capital International Europe 15 Index (in U.S.
dollars) return from 10/1/97 through 9/30/98 was 6.61%.
August and September saw corrections in the markets of Europe. The MSCI Europe 15 Index was down 12.70% in August and down 4.14% in September. Many of the markets held in the Fund outperformed this index. The MSCI German Index in U.S. Dollars fell 16.5% in August but fared better in September and lost only 1.4%. The MSCI United Kingdom Index in U.S. Dollars lost 7.46% in August and only 2.27% in September. The MSCI Denmark Index in U.S. Dollars lost 11.31% in August and 4.55% in September. Sweden was one country that was not defensive in this market. In August, the MSCI Sweden Index in U.S. Dollars was down 15.38% and in September, the same index was down 8.82%. Sweden, at September 30, 1998, was only 8% of the Fund. Country Highlights Germany is the largest country holding in the Fund. Although one of the key participants in the coming Euro conversion and in the existing European Union (EU), Germany has lately been consumed by internal politics. September 27, 1998 marked a national election for the ministers in the Bundestag and for the favored party to be in power. In an historic vote, Gerhard Schroeder was elected as Chancellor, and Helmut Kohl was the first sitting German Chancellor to lose an election for the Chancellorship. Schroeder is willing to push ahead with the Euro conversion, but still his election introduces uncertainty about the German economy. This uncertainty along with the global economic turmoil has created a sense of fear in the German market. Again, the German market is undervalued and has the potential to be a leader in the coming months. Sweden has also just completed an election. There may be less optimism in Sweden as the populace has chosen to refrain from participation in the first round of the European Monetary Union (EMU). There is a call for a Swedish referendum on the single currency. However, valuations in Sweden tell the same story as valuations in Germany. The Swedish market has declined due to fear and uncertainty about the election. The depreciation is overdone; and Sweden is undervalued. Great Britain and Denmark will also remain outside the EMU for the first round. The UK has been feeling the pressure of the Asian recessions more acutely than has Denmark; but both have been affected. Fears of global deflation and global recession have taken their toll on these markets; however, the UK and Denmark have maintained somewhat healthy economies as they are keeping their options open for membership in the EMU. For now, they are members of the ERM (European Rate Mechanism) and the EU. These markets are undervalued, and investors should recognize their potential in the coming year. The Current Outlook Investors have yet to see the fallout from the German and Swedish elections. Will their economies and markets react well to new government policies? Wait-and-see will be the approach taken; however, analysts are still pricing the individual companies well. Interest rates remain low, and there is untold potential with the coming Euro conversion. The European markets have had a difficult third quarter which has taken away most of the gains from the first half of the year, and now investors need to stop panicking. The European markets have not reached fair value. They have much more room to appreciate. The main theme in the coming months will be conversion to the Euro. Will it go smoothly? Will the public see the benefits, or will they never come to fruition? Will the European Central Bank work as expected and keep inflation in check? These are only a few questions; there are many more. Investors need to remain focused on those countries that are undervalued, ignoring the potential benefits or consequences of the Euro. Interest rates are low, and prices are far below what is fair value given expectations for earnings. These markets, both those converting to Euro and those not converting, should do well over the next year. The Euro conversion is something that is new to modern economies. There is some risk that positions in the Fund will lose some value from the currency conversion itself. Exchange rate targets were set on May 2, 1998, and exchange rates will be fixed before the conversion. However, results are uncertain. Please be aware of this potential.


Portfolio Profile        September 30, 1998      September 30, 1997
Equities                         96.5%                 98.0%
Top10  Equity  (% of  Assets)    25.4%                 31.9%
Number  Stocks                    150                   118
Cash  & Cash Equivalents          4.2%                  2.5%
Top 10 Equity  Holdings  September 30,1998       September 30,1997
Den Danske Bank Group             4.1%                  5.2%
Allianz AG                        3.3%                  2.9%
D/S Svenborg                      3.1%                  5.2%
TeleDanmark                       2.7%                    -
Deutsche  Telekom  AG             2.3%                    -
Danisco  A/S                      2.1%                  2.7%
British Petroleum PLC             2.1%                    -
Sophus  Berendsen                 2.0%                  2.3%
Siemens AG                        1.9%                  2.1%
Glaxo Well                        1.8%                  4.7%
Top  Countries       September  30, 1998        September  30, 1997
Germany                          32.3%                 36.6%
United  Kingdom                  24.8%                  7.5%
Denmark                          24.7%                 40.0%
Sweden                            8.2%                    -
Belgium                           6.5%                 13.9%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 96.5%
Belgium 6.5%
         405      Barco NV (Belgium American
                  Radio Corp.)      $        95,115
         118      Bekaert NV                 63,465
         1,180    Ciementeries CBR           90,835
         1,652    Delhaize-Le Lion          124,774
         1,701    Electrabel SA             670,734
         996      Fortis AG                 245,462
         781      Gevaert NV                 48,459
         346      Glaverbel SA               41,632
         602      Groupe Bruxelles Lambert  100,188
         3,390    KBC Bancassurance Holding 219,185
         872      Petrofina SA              319,826
         2,710    Solvay Et Cie NPV         180,719
         2,050    Tractebel NPV             332,850
         1,196    Union Miniere NPV          46,606
Total Belgium                             2,579,850
Denmark 24.7%
         3,020    Bang & Olufsen Holdings   204,343
         3,197    Bikuben Girobank A/S      166,013
         10,147   Carlsberg                 590,187
         5,252    Cheminova A/S B            99,172
         946      Codan Forsikring          119,206
         1,610    D/S Norden                139,339
         75       D/S 1912 B                489,772
         125      D/S Svenborg            1,219,512
         12,594   Danisco A/S               852,151
         14,313   Den Danske Bank Group   1,621,614
         826      Det Danske Traelastkompagni71,487
         8,966    Fin Industri Handvaerk A/S191,425
         1,819    Finansieringsselsk Gefion  30,206
         15,787   FLS Industries            332,881
         3,811    ISS International Service
                  System                    200,895
         448      Jyske Bank                 36,658
         3,729    Korn OG Foderstofkomp      85,083
         1,478    Lauritzen Holdings        125,589
         5,891    Novo Nordisk A/S          709,145
         4,250    Potagua                    96,489
         5,268    Radiometer                232,439
         20,919   Sophus Berendsen          809,768
         1,679    Sydbank                    76,618
         10,615   Tele Danmark            1,053,983
         822      Topdanmark                120,293
         5,360    Tryg Baltica Forsikring   139,166
Total Denmark                             9,813,434
Germany 32.3%
         1,312    Adidas Solomon AG         150,322
         4,270    Allianz AG              1,323,358
         177      Allianz
                   Lebensversicherungs AG   109,606
         1,010    Altana AG                  62,543
         13,583   BASF AG                   514,421
         4,417    Bayer Hypo-Vereinsbank    325,051
         13,615   Bayerische AG             514,004



Shares   Market Value
Common Stocks - continued
Germany - continued
         146      Bayerische Motoren
                    Werke AG        $        93,903
         29       Bayerische Motoren
                    Werke AG (New)           18,218
         2,501    Beiersdorf AG             139,161
         7,911    Commerzbank AG            213,939
         8,387    Daimler Benz AG           701,509
         2,515    Degussa AG                107,588
         10,411   Deutsche Bank AG          537,555
         29,577   Deutsche Telekom AG       918,419
         10,384   Dresdner Bank AG          386,433
         1,640    Heidelberger Zement AG    108,424
         5,152    Henkel KGAA               372,205
         3,179    Hochtief AG                91,296
         3,539    Hoechst AG                146,100
         403      Karstadt AG               197,232
         236      Linde AG                  137,669
         7,809    Lufthansa                 154,227
         525      MAN AG                    168,990
         6,730    Mannesmann AG             616,064
         4,957    Metro AG                  344,920
         1,600    Muenchener Reuckver AG    705,516
         509      Preussag AG               175,869
         7,007    RWE AG                    325,112
         1,104    SAP AG                    467,651
         1,563    Schering AG               161,546
         13,427   Siemens AG                741,481
         924      Thyssen AG                157,501
         10,593   Veba AG                   551,389
         305      VEW AG                     96,715
         789      Viag AG                   541,924
         6,180    Volkswagen AG             445,549
Total Germany                            12,823,410



Shares            Market Value
Common Stocks - continued
Sweden 8.2%
         5,600    ABB AB Series B Shares    $50,392
         12,300   ABB AS A Shares           111,468
         2,700    AGA AB Series A Shares     35,152
         3,500    AGA AB Series B Shares     43,334
         6,400    Astra AB B Shares         105,380
         29,900   Astra AB-A                511,405
         3,200    Atlas COPCO AS Series A
                  Shares                     67,394
         2,000    Atlas COPKO AB SER B
                  Shares                     42,121
         2,300    Diligentia AB              19,523
         2,800    Drott AB SER B             22,873
         8,000    Electrolux AB SER B
                  SWKR 5                    105,176
         1,600    Esselte AB SER A SHS       23,894
         1,600    Esselte AB SER B SHS       24,711
         35,400   Ericsson LM-B Shares      668,734
         1,100    Granges AB                 13,338
         3,000    Hennes & Mauritz AB SER B 218,265
         2,100    OM Gruppen AB              36,186
         1,500    Securitas AB SWKR2 SER B   76,967
         15,000   Skandia Forsakrings AB    195,290
         10,900   Skandinaviska Enskilda Ban 95,303
         2,800    Skanska AB Series B Shares 92,386
         2,800    SKF AB Series A Shares     35,382
         3,000    SKF AB Series B Shares     37,143
         1,800    SSAB Svenskt Stal AB
                  SER A                      18,955
         1,100    SSAB Svenskt Stal AB
                  SER B                      11,373
         5,100    Stora Kopparbergs SER A
                  Shares                     48,497
         900      Stora Kopparbergs SER B
                  Shares                      8,558
         5,200    Svenska Cellulosa AB
                  SER B S                   102,878
         4,500    Svenska Handelsbanken-A
                  SHS                       168,869
         22,200   Swedish Match AB SEK2      69,140
         3,300    Trelleborg AB SER B
                  SWKR25                     27,800
         3,100    Volvo SS                   73,598
         3,300    Volvo AB-B                 80,875
Total Sweden                              3,242,360



Shares            Market Value
Common Stocks - continued
United Kingdom 24.8%
         16,349   Allied Zurich PLC         167,260
         17,092   Barclays PLC              279,140
         20,097   Bass PLC                  240,783
         22,084   BG PLC                    153,499
         18,367   Boots Co. PLC             316,193
         22,344   British Aerospace PLC     135,561
         16,349   British American Tobacco
                  PLCa                      121,764
         26,010   British Airways PLCa      159,129
         54,495   British Petroleum PLC     833,498
         27,189   British Sky Broadcasting
                   PLC                      231,492
         41,980   British Telecommunications
                   PLC                      565,745
         20,000   BTR PLC B Shares           11,216
         15,547   CGU PLCa                  240,828
         84,396   BTR PLCa                  152,390
         29,045   Cable Wireless PLC        276,911
         8,000    Cadbury Schweppes PLC     103,598
         15,386   Diageo PLC                146,426
         24,718   Glaxo Wellcome PLCa       729,656
         19,582   Granada Group PLCa        246,260
         11,230   Great Universal Stores PLC127,867
         24,808   Land Securities PLC       384,496
         46,568   Lloyds TSB Group PLC      521,529
         40,227   Marks & Spencer PLC       309,002
         11,545   National Power PLC        105,163
         9,222    National Westminster
                  Bank PLC                  123,810
           23,643 Prudential Corp. PLC      345,546
          15,737  Rueters Group PLC         132,116
          24,206  Rio Tinto PLC             288,573
         7,795    Sainsbury (J) PLC          74,647
         14,287   Scottish Power PLC        138,395
         33,054   Shell Transport & Trading
                    Co. PLC                 200,117
         25,656   Siebe PLC                  82,841
         47,474   Smithkline Beecham PLC    521,994
         86,128   Tesco PLC                 244,436
         19,878   Thorn EMI PLC             122,542
         32,172   Unilever PLC              275,285
           25,814 United Utilities PLC      417,197
         24,029   Wolseley PLC              122,507
         11,009   Yele Catto & Co. PLC       42,844
         5,142    Zeneca Group PLC          181,769
Total United Kingdom                      9,874,025
Total Common Stock
         (Cost $38,154,182)              38,333,079
Demand Deposit 4.2%
                  4.797% Chase Bank Interest
                  Bearing Demand Deposit
         (Cost $1,664,863)                 1,664,863
Total Investments 100.7%
         (Cost $39,819,045)               39,997,942
Other Liabilities less Assets (0.7%)        (271,971)
Net Assets 100.0% $                       39,725,971
The accompanying notes are an integral part of the financial statements. a non-income producing security.


Summary of Investments by Industry
         % of Investments
Airlines                   0.80%
Alcohol Beverage           0.40%
Animal Feed                0.20%
Automobile                 3.50%
Banks                     12.50%
Breweries                  2.10%
Cash                       3.50%
Cement                     0.50%
Chemcials                  5.20%
Computer Services          1.20%
Construction               0.20%
Construction Material      0.50%
Cosmetics                  0.40%
Defense                    0.30%
Department Stores          2.20%
Electric Materials         2.60%
Engineering                2.70%
Financial Services         0.70%
Food                       2.80%
Food Retail                1.10%
Glass                      0.10%
Holding                    2.80%
House Equipment            0.30%
Industrial Equipment       0.50%
Industrial Gas             0.20%
Industrial Services        2.20%
Insurance                  8.50%
Leisure                    0.90%
Medical Equipment          0.60%
Multi Industry             1.50%
Non Alcoholic Beverage     0.30%
Non Ferrious Metals        1.90%
Office Equipment           0.20%
Oil Integrated             3.40%
Pharmacy                   7.60%
Pulp & Paper               0.50%
Real Estate                1.00%
Sea Transportation         5.00%
Services                   0.60%
Shoes                      0.50%
Specialty Retailers        1.10%
Steel Metal                0.50%
Telecommunications         8.80%
Textiles                   0.70%
Tobacco                    0.60%
TV and Radio               0.70%
Water Distributors         5.60%
Total                    100.00%
The accompanying notes are an integral part of the financial statements.


South Europe Region

Performance
ICON South Europe Region Fund (The "Fund") opened on February 20, 1997. The Fund's total return since inception through 9/30/98 was 26.27%. The Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars) return was 28.47% for the same period. The Fund's total return from 10/1/97 through 9/30/98 was 6.11%. The Morgan Stanley Capital International Europe 15 Index (in U.S.
dollars) return from 10/1/97 through 9/30/98 was 6.61%.
The countries held in the Fund have not changed since the Fund opened. However, the country weightings have been altered. When the Fund opened, Italy deserved the largest weighting. Italy now holds a smaller position, and Switzerland is the largest holding. Over the past year, the MSCI Italy Index in U.S. Dollars appreciated 27.61% before dividends. Italy has certainly been an exceptional performer; however, the valuations indicated that stocks in Italy were slightly overvalued and so, the move to Switzerland. Austria has also been a member of the Fund since inception, although its position is the smallest. From December 31, 1997 through September 30, 1998, the MSCI Austrian Index in U.S. Dollars depreciated 8.15% before dividends. Austria was another exceptional addition to the Fund before the August and September corrections in Europe. Austria and Italy both stand to benefit greatly from the upcoming conversion to the Euro; their markets reflected this until they became slightly overvalued. However, the August and September corrections brought many countries in Europe back into undervalued territory. Country Highlights Switzerland is just beginning an economic recovery. The Swiss economy stagnated through most of the 1990s. Forecasters began to predict growth last year; and now, growth is forecast at 2% for 1998, as compared with 1.7% for 1997. Demand from Western Europe and the U.S. has so far offset Asian losses. Unemployment is falling, and as a result, consumer demand is improving. This news is very good because the recovery, until now, has been export led. As Asia falls deeper into recession, export-demand is in further danger. For instance, demand for luxury goods is down. Domestic consumer demand can help take up the slack where Swiss exports are not competitive. Italy is one of those countries embarking on the Euro conversion in 1999. The Italian economy has much improved over the last year as Italy fought to fulfill the Maastricht criteria to be one of the founding members of the Euro. The budget deficit is improved, and interest rates are low as investors have moved out of the stock market and into 12-month Italian treasury bills. However, until the August-September correction, the Italian market looked slightly overvalued. The Italian economy is growing more slowly than expected in 1998. Italian exports are suffering from the Asian and Russian crises. So there are still uncertainties in the Italian economy and the Italian market; however, investors overreacted in the recent correction, and Italy looks undervalued once again. Austria is the final position in the Fund. It has also become more undervalued with the recent correction. Austria was carried, in the beginning of this year, by positive expectations for the Euro. August and September then saw depreciation in Austria due to concern about exposure to Russia and Asia. As with Italy, that concern is overdone. Valuations in Austria are promising. The Austrian percentage of the Fund remains small but substantial, as performance expectations are favorable. The Current Outlook Looking ahead, the ICON South
Europe Fund will handle a number of pressures in the beginning of 1999. Switzerland will react differently than will Austria or Italy. Switzerland is not a member of the European Union and will not be converting to the Euro. Although the Swiss economy is on the right track and the stocks are undervalued, there is a chance that investors will fear the reaction of the Swiss market to the loss of competitiveness from Euro conversion. There is value in Switzerland, and the Fund will maintain its holding as the market should realize the potential appreciation. Italy has certainly become more attractive since the recent correction. The Italian market should benefit from the Euro conversion. The story is the same in Austria. Euro conversion should benefit the Austrian economy and, although Austria has been hurt by its exposure to Eastern Europe, the potential recovery should also benefit the Austrian economy. The Euro conversion is something that is new to modern economies. There is some risk that positions in the Fund will lose some value from the currency conversion itself. Exchange rate targets were set on May 2, 1998, and exchange rates will be fixed before the conversion. However, results are uncertain. Please be aware of this potential.


Portfolio Profile       September 30, 1998       September 30, 1997
Equities                         93.5%                   99.1%
Top10 Equity (% of Assets)       55.8%                   46.5%
Number Stocks                      64                       74
Cash & Cash  Equivalents         6.6%                     1.3%
Top 10 Equity Holdings  September 30, 1998       September 30, 1997
Novartis                        12.3%                     7.4%
Nestle SA                       11.0%                     3.7%
Ente  Nazionale  Idrocarburi     5.4%                     7.6%
RocheHolding AG                  5.0%                     5.8%
Schw  Ruckversicherungs  AG      4.7%                       -
UBS AG                           4.7%
Credit SuisseGroup               4.4%                       -
Telecom  Italia  Mobile          2.9%                     4.6%
Telecom  Italia  SPA             2.8%                     5.7%
Assicurazioni  Generali          2.6%                     5.0%
Top Countries         September 30, 1998         September 30,1997
Switzerland                     50.9%                    33.1%
Italy                           29.4%                    54.7%
Austria                         13.2%                    11.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.


Schedule of Investments
September 30, 1998

Shares   Market Value
Common Stocks 93.5%
Austria 13.2%
         368      Austria Micro Systeme     $        14,004
         1,810    Austrian Airlines                  56,181
         4,906    Bank Austria AG                   210,268
         464      Bau Holdings AG                    24,464
         998      Boehler-Uddeholm                   43,283
         626      Brau Union Goess Reininghaus       33,804
         349      BWT AG                             58,763
         312      EA Generali AG                     59,697
         1,448    Erste Bank Der
                  Oesterreichischene                 70,187
         427      EVN Energie Versorgung             63,759
         1,115    Flughafen Wien AG                  45,465
         465      Lenzing AG                         24,082
         697      Mayr Meknholf Karton AG            31,384
         170      Oesterreichische Brau               8,748
         702      Oesterreichische Elektriz         111,544
         1,799    OMV AG                            161,108
         929      Radex Heraklith                    30,336
         861      VA Technologie AG                  78,050
         179      Versicherungsanstalt Der           15,983
         289      Voest Alpine Stahl AG               7,756
         476      Wienerberger Baustoffindustrie     91,886
         100      Wolford AG                          5,978
Total Austria                                     1,246,730
Italy 29.4%
         7,386    Assicurasioni Generali            240,024
         11,576   Banca Commerciale Italiana         69,528
         15,127   Banco Intesa SPA                   63,622
         5,004    Banco Popolare Di Milano           36,036
         20,980   Bennetton Group SPA                31,614
         29,339   Credito Italiano SPA              122,153
         5,227    Edison SPA                         39,730
         83,089   Ente Nazionale Idrocarburi        508,857
         63,286   Fiat SPA                          161,619
         7,769    Instituto Bancario San
                  Paolo D'Torino                     97,556
         3,971    Instituto Mobiliare Italiano SPA   52,388
         50,369   INA - Institut Naz Assicur.       128,022
         15,178   Italgas SPA                        65,123
         19,307   Mediaset SPA                      129,399
         2,683    Mediobanca SPA                     24,680
         76,167   Montedison SPA                     72,735
         37,591   Parmalat Finanziaria SPA           55,393
         41,564   Pirelli SPAa                      110,170
         4,844    Rinascente LA SPA                  42,447
         3,000    Riunione Adriatica Di
                  Sicurta SPA                        31,580
         6,456    Sirti SPA                          31,255
         85,715   Telecom Italia Mobile             275,437
         23,067   TIM SPA                           134,288
         37,615   Telecom Italia SPA                258,931
Total Italy                                       2,782,587



Shares   Market Value
Common Stocks - continued
Switzerland 50.9%
         218      Adecco SA         $                80,787
         90       Alusuisse-Lonza                    85,755
         3,745    Credit Suisse Group               413,917
         165      Danzas Holding AG                  41,301
         27       Grands Magasins Jelmoli SA         31,402
         140      Holderbank Financiere
                  Glarus                            143,610
         515      Nestle SA                       1,024,568
         714      Novartis                        1,144,525
         43       Roche Holdings AG                 462,833
         155      Sairgroup                          31,855
         223      Schw Ruckversicherungs AG         442,198
         45       Schindler Holding                  55,523
         591      SMH Neuenburg                      87,521
         105      Swatch Group AG                    75,926
         123      Sulzer Gebuder AG                  60,865
         2,165    Union Bank of Switzerland AG      422,271
         141      Valora Holdings AG                 31,830
         345      Zurich Allied AG                  171,217
Total Switzerland                                 4,807,904
Total Common Stocks
         (Cost $10,798,460)                       8,837,221
Demand Deposit 6.6%
                  4.797% Chase Bank Interest
                  Bearing Demand Deposit
         (Cost $623,922)                            623,922
Total Investments 100.1%
         (Cost $11,422,382)                       9,461,143
Other Liabilities less Assets (0.1%)                 (9,487)
Net Assets 100%   $                               9,451,656
The accompanying notes are an integral part of the financial statements. a non-income producing security.


Summary of Investments by Industry
         % of Investments
Airlines                            0.90%
Automobile Equipment                0.30%
Automobile                          1.70%
Bank                               18.40%
Breweries                           0.60%
Cash                                5.90%
Cement Producers                    1.50%
Chemicals                           0.90%
Consumer Goods                      0.90%
Construction Materials              2.70%
Construction                        0.30%
Department Stores                   0.60%
Electronic Materials                0.20%
Engineering                         0.80%
Food                               12.10%
Food Retail                         0.30%
Holding                             1.00%
Industrial Equipment                1.20%
Industrial Services                 0.80%
Insurance Companies                10.30%
Non Ferrious Metals                 0.90%
Oil Integrated                      6.60%
Pharmacy                           17.10%
Pulp & Paper                        0.30%
Steel Metal                         0.60%
Telecommunications                  7.10%
Temporary Work                      0.90%
Textiles                            0.40%
Tires/Rubber                        0.50%
Transportation                      1.00%
TV, Radio                           0.30%
Water Distribution                  2.90%
Total    100.00%
The accompanying notes are an integral part of the financial statements.


ICON FUNDS

Statements of Assets and Liabilities

As of September 30, 1998

                                          ICON Basic         ICON Consumer    ICON Energy       ICON Financial    ICON Healthcare
                                          Materials Fund     Cyclicals Fund   Fund               Services Fund     Fund
Assets
Investments at cost                  $ 20,913,772              $ 68,154,307    $ 20,118,261      $ 19,971,227     $ 28,703,592

Investments at value                  17,334,477                48,397,484      12,303,863        17,187,236       30,876,064

Foreign Currencies (Cost $13,253)              -                         -              -                  -               -
Cash                                       1,023                         -              -                  -               -
Receivables:
         Investments sold                      -                 1,160,256         327,083           363,848          323,279
         Fund shares sold                 17,161                    54,730          16,476            21,399           28,281
         Interest                          1,104                       713             392               605            1,812
         Dividends                         9,825                    34,213          13,844            37,525           23,036
         Deferred organizational expenses 13,915                    13,915               -            13,914           13,057
         Due from administrator               -                          -               -                -                 -
         Total Assets                 17,377,505                49,661,311      12,661,658        17,624,527       31,265,529
Liabilities:
Payables:
         Due to Custodian bank                -                    508,853          285,633          361,066           12,075
         Investments purchased                -                          -               -                -                 -
         Fund shares redeemed            21,850                     52,706            8,464           12,623           35,422
         Advisory fee                    13,982                     43,472           10,522           15,535           26,480
         Fund accounting, custodial and
transfer agent fees                       4,534                     13,324            3,290            4,908            8,081
         Administration fee                 762                      2,183              557              822            1,431
         Distributions due to shareholders   -                           -               -                 -                -
         Due to redeemed shareholders        -                           -               -                 -                -
         Accrued Expenses                18,434                     37,950           18,634           19,039           28,691
         Total Liabilities               59,562                    658,488          327,100          413,993          112,180
Net Assets                         $ 17,317,943               $ 49,002,823      $12,334,558      $17,210,534      $31,153,349
         Shares Outstanding (unlimited
shares authorized, no par value)      2,630,517                  6,229,576        1,943,434        1,837,793        2,735,408
Net Asset Value (Offering price
and redemption price per share)           $6.58                      $7.87            $6.35           $9.37            $11.39

 ICON Leisure   ICON Technology  ICON Telecomm &  ICON Transpor-   ICON Short-Term    ICON Asia      ICON N. Europe  ICON S. Europe
    Fund                Fund     Utilities Fund    tation Fund     Fixed Income Fund   Region Fund    Region Fund       Region Fund
$  48,898,731   $74,961,856       $  22,305,191   $13,178,123       $  5,384,760       $39,616,195    $39,819,045      $ 11,422,382

   53,185,427    60,052,810          24,822,894    11,249,794          5,432,996        26,999,009     39,997,942         9,461,143

           -              -                   -             -                  -                 -         14,004                 -
       14,731         5,599                   -             -                223                 -              -                 -

    1,173,255       528,480                   -       364,543                  -                 -              -                 -
       43,689        54,730              20,559        17,460              3,487            12,833         14,278             3,849

        3,919         6,024               4,269           225             99,746            21,942         16,133            15,896

      153,120         8,823              32,592        14,268                  -            89,181        105,271            39,041

       13,914        13,057              13,915        13,915             13,057            13,057         13,057            13,057

           -              -                   -             -                  -                 -              -           109,000

   54,588,055    60,669,523          24,894,229    11,660,205          5,549,509        27,136,022     40,160,685         9,641,986

            -             -                   -       305,025                  -           166,357        185,891            62,347

            -             -           1,086,843             -                  -                 -              -                 -

       64,119        65,768              12,107         7,914             15,714            79,787         91,829            26,489
       44,919        51,084              15,795        10,288              3,059            26,616         34,112             8,689
       13,538        14,922               6,629         3,012              2,101           105,101         93,429            72,468
        2,351         2,643                 830           521                324             1,414          1,780               468
            -             -                   -             -             36,271                 -              -                 -
            -             -                   -             -            127,000                 -              -                 -
       36,707        41,205              22,883        15,879             14,992            27,078         27,673            19,869
      161,634       175,622           1,145,087       342,639            199,461           406,353        434,714           190,330
$  54,426,421   $60,493,901        $ 23,749,142  $ 11,317,566       $  5,350,048       $26,729,669   $ 39,725,971       $ 9,451,656

    4,616,795     6,577,089           1,676,644     1,197,486            546,662         4,390,994      3,415,845

The accompanying notes are an integral part of the financial statements

An Explanation of the Statement of Assets and Liabilities
This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period.
The assets may consist of the market value of the securities held in the Fund on that day, cash, any receivables (dividends declared not paid, interest due to the Fund but not paid, securities sold but not settled, and Fund shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Fund shares redeemed but not settled, securities for the portfolio bought but not settled. The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV per share is calculated by dividing the Funds' net assets (assets, at that day's market value, minus liabilities) by the number of Fund shares outstanding.


Statements of Operations

For the periods ended September 30, 1998


                                         ICON Basic         ICON Consumer       ICON Energy     ICON Financial    ICON Healthcare
                                        Materials Fund(b)   Cyclicals Fund(b    Fund(a)         Services Fund(b)  Fund(b)
Investment Income:
         Interest                       $      89,684        $        89,324    $      71,244    $       43,937    $       90,773
         Dividends                            301,255                315,190          337,497           431,695           533,183
         Foreign taxes withheld               (9,323)                      -          (7,912)             (203)             -
Total investment income                       381,616                404,514          400,829           475,429           623,956
Expenses:
         Advisory fees                        272,115                397,733          194,049           283,463           567,600
         Fund accounting, custodial and
transfer agent fees                            44,347                 69,050           35,667            45,846            85,615
         Administration fees                   13,937                 19,590            9,441            13,888            27,774
         Audit fees                             6,280                 17,764            4,480             6,238            11,273
         Registration fees                     10,112                 17,287           11,920             9,953            11,168
         Legal fees                             2,373                  3,230            1,928             2,727             5,849
         Insurance expense                      1,069                  1,850            1,440             1,220             2,057
         Amortization of deferred
organizational expenses                         3,683                  3,683                -             3,683             3,683
         Trustees fees & expenses                 854                  1,293              637               925             1,842
         Shareholder reports                    4,980                 13,017            4,666             5,499             9,281
         Other expenses                         1,221                  2,103           16,929             4,201          (25,795)
Total Expenses                                360,971                546,600          281,157           377,643           700,347
Fees and expenses reimbursed                        -                      -                -                 -                 -
Net expenses                                  360,971                546,600          281,157           377,643           700,347
Net Investment income/(loss)                   20,645              (142,086)          119,672            97,786          (76,391)
Net Realized and Unrealized Gain/(Loss)
on investments:
Net realized gain/(loss) from
investment transactions                  (10,033,591)              1,433,170      (1,379,407)         2,218,332        11,684,946
Net realized gain/(loss) from foreign
currency transactions                               -                      -                -                 -                 -
Change in net unrealized appreciation or
depreciation on securities and foreign
currency translations                     (6,642,816)           (21,598,774)      (7,814,398)       (4,454,208)       (6,562,138)
Net Realized and Unrealized Gain/(loss)
on investments:                          (16,676,407)           (20,165,604)      (9,193,805)       (2,235,876)         5,122,808
Net increase/(decrease) in net assets
resulting from operations               $(16,655,762)         $ (20,307,690)     $(9,074,133)     $ (2,138,090)      $  5,046,417



ICON Leisure  ICON Technology  ICON Telecomm &   ICON Transpor-  ICON Short-Term      ICON Asia      ICON N. Europe  ICON S. Europe
    Fund(b)    Fund(b)          Utilities Fund(b) tation Fund(b)  Fixed Income Fund(b) Region Fund(b)  Region Fund(b) Region Fund(b)

$   94,208     $      150,540   $         88,871  $       25,800   $      1,012,233    $      56,272   $      53,259  $      45,974
   939,742             83,957          1,178,554         241,951                  -          565,507       1,017,623        254,022
  (14,075)            (2,496)              -                   -                  -          (76,341)       (106,838)       (35,246)
 1,019,875            232,001          1,267,425         267,751          1,012,233          545,438         964,044        264,750

   744,731            729,901            366,467         179,454            113,919          454,406         494,382        202,940

   113,129            112,033             64,154          28,848             28,860          190,259         180,244        111,530
    36,459             35,747             17,921           8,821              8,675           22,245          24,242          9,933
    19,717             21,918              8,609           4,106              1,938            9,844          14,406          3,425
    12,008             14,937             10,960          10,449             12,265           10,642          10,804          8,934
     7,318              6,855              4,515           1,798                909            4,313           3,999          2,426
     3,382              3,409              1,424             693                551            1,635           2,355            874

     3,683              3,683              3,683           3,683              3,683            3,683           3,683          3,683
     2,315              2,145              1,157             569                706            1,356           1,590            590
    15,582             17,251              6,532           3,309              1,846            8,044          11,517          3,498
     8,549              7,309              4,954          11,589          (153,220)           44,294          16,096         78,011
   966,873            955,188            490,376         253,319             20,132          750,721         763,318        425,844
         -                  -                  -               -                  -                -               -       (109,000)
   966,873            955,188            490,376         253,319             20,132          750,721         763,318        316,844
    53,002          (723,187)            777,049          14,432            992,101         (205,283)        200,726        (52,094)



 5,787,424          5,250,667         10,444,914       1,798,699            140,283      (11,335,137)      7,084,573      9,764,871

         -                  -                 -                -                  -         (205,712)       (144,106)       (70,662)


(1,399,091)       (21,889,268)         1,429,447      (5,651,265)         (110,926)      (10,528,930)     (3,687,785)    (5,229,529)

  4,388,333       (16,638,601)        11,874,361      (3,852,566)            29,357      (22,069,779)      3,252,682      4,464,680

$ 4,441,335      $(17,361,788)     $  12,651,410     $(3,838,134)     $   1,021,458   $  (22,275,062)   $  3,453,408   $  4,412,586

The accompanying notes are an integral part of the financial statements a For the period November 5, 1997 (commencement of operations) to September 30, 1998 b For the year ended September 30, 1998 c See note 5


An Explanation of the Statements of Operations
This financial statement provides details of the Funds' income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings. The first section,
"Investment Income", reports the dividends earned from stocks and interest earned from interest-bearing securities held by the Fund. The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Funds' portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gain (or loss) represents represents the change in the market value of the securities held in the portfolio, either appreciation or depreciation. The net result of all these sections is the net increase (decrease) in net assets resulting from operations.


Statements of Changes in Net Assets

For the periods ended September 30, 1998 and 1997

An Explanation of the Statements of Changes in Net Assets
This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Funds' growth or decline was a result  of  operations  or an  increase  in the  number  of  Fund  shares  being purchased. The first section is a summary of the Statement of Operations discussed on a previous page. The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected. The net increase (decrease) in net assets from Fund share transactions includes the increase due to purchase of Fund shares, the decrease due to Fund shares
redeemed  from   shareholders,   and  the  reinvestment  of  Fund  dividend  and
distributions. The final section "Net Assets consist of " itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a Fund level income tax, a significant portion of the net assets is shareholder capital.


                                                                ICON Basic                                    ICON Consumer
                                                             Materials Fund                              Cyclicals Fund
                                                     1998(n)           1997(a)               1998(n)              1997(b)

Operations:
Net investment income/(loss)                        $        20,645     $     (43,832)       $     (142,086)        $       (29,486)
Net realized gain/(loss) from
investment transactions                                (10,033,591)           953,349             1,433,170                       -
Net realized gain/(loss) from
foreign currency transactions                                     -                 -                     -                       -
Changes in unrealized net appreciation/
depreciation on securities and foreign
currency translations                                   (6,642,816)         3,063,521           (21,598,774)              1,841,950
Net increase/(decrease) in net assets
resulting from operations                              (16,655,762)         3,973,038           (20,307,690)              1,812,464
Dividends and Distributions to Shareholders from:
Net investment income                                            -                  -                     -                       -
Net capital gains                                                -                  -                     -                       -
Distributions in excess of net capital gains             (884,415)                  -                     -                       -
Net decrease from dividends and distributions            (884,415)                  -                     -                       -
Fund Share Transactions:
Shares sold                                             26,837,058         53,268,925            73,192,406              19,949,294
Reinvested dividends and distributions                     884,415                  -                     -                       -
Shares repurchased                                     (43,114,010)        (6,991,306)          (24,797,697)               (845,954)
Net increase (decrease) from fund share transactions   (15,392,537)        46,277,619            48,394,709              19,103,340
Total net increase (decrease) in net Assets            (32,932,714)        50,250,657            28,087,019              20,915,804
Net Assets:
Beginning of Period                                     50,250,657                  -            20,915,804                       -
End of                                              $   17,317,943      $  50,250,657        $   49,002,823         $    20,915,804
Net Assets consist of:
Paid in capital                                     $   30,885,082      $  46,277,619        $   67,468,562         $    19,073,854
Accumulated undistributed net
investment income/(loss)                                    20,645                  -                     -                       -
Accumulated undistributed net realized
gain/(loss) from investments                           (10,008,489)           909,517             1,291,084                       -
Accumulated net realized gain/(loss)
from foreign currency transactions                              -                   -                     -                       -
Unrealized appreciation/(depreciation) on
securities and foreign currency translations            (3,579,295)         3,063,521           (19,756,823)              1,841,950
Net Assets                                          $   17,317,943      $  50,250,657        $    49,002,823       $     20,915,804
Transactions in Fund Shares:
Shares sold                                              3,238,247          5,335,071              6,769,232              1,988,381
Reinvested dividends and distributions                     121,988                  -                      -                      -
Shares repurchased                                      (5,338,963)          (725,826)            (2,448,362)               (79,675)
Net increase/(decrease)                                 (1,978,728)         4,609,245              4,320,870              1,908,706
Shares outstanding beginning of period                   4,609,245                  -              1,908,706                      -
Shares outstanding end of period                         2,630,517          4,609,245              6,229,576              1,908,706
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                               $  27,564,666      $  56,209,755        $    75,074,743        $    18,387,007
Proceeds from sales of securities                       39,263,277         14,538,600             26,741,409                      -
Purchases of long-term U.S. government securities                -                  -                      -                      -
Proceeds from sales of long-term
U.S. government securities                                       -                  -                      -                      -


    ICON Energy                 ICON Financial                   ICON Healthcare                            ICON Leisure
    Fund                        Services Fund                    Fund                                       Fund
    1998(m)               1998(n)           1997(c)          1998(n)            1997(d)              1998(n)           1997(e)


$       119,672           $       97,786    $        8,720   $        (76,391)   $       (282,337)   $      53,002    $     (63,147)

     (1,379,407)               2,218,332                 -         11,684,946           3,110,315        5,787,424          174,394

              -                        -                 -                  -                   -                -                -


     (7,814,398)              (4,454,208)         1,670,218        (6,562,138)          8,734,610       (1,399,091)       5,685,788

     (9,074,133)              (2,138,090)         1,678,938         5,046,417          11,562,588        4,441,335        5,797,035

              -                  (33,308)                 -                 -                   -                -                -
              -                 (104,229)                 -        (5,107,561)                  -         (231,012)               -
              -                        -                  -                 -                   -                -                -
              -                 (137,537)                 -        (5,107,561)                  -         (231,012)               -

     49,426,596               14,924,224         31,979,831        35,498,828          83,783,679       31,663,895       64,256,980
              -                  137,537                  -         5,107,561                   -          231,012                -
    (28,017,905)             (27,812,645)        (1,421,724)      (86,698,742)        (18,039,421)     (48,287,140)      (3,445,684)
     21,408,691              (12,750,884)        30,558,107       (46,092,353)         65,744,258      (16,392,233)      60,811,296
     12,334,558              (15,026,511)        32,237,045       (46,153,497)         77,306,846      (12,181,910)      66,608,331

              -               32,237,045                  -        77,306,846                   -       66,608,331                -
$    12,334,558           $   17,210,534     $   32,237,045   $    31,153,349    $     77,306,846   $   54,426,421    $  66,608,331

$    21,408,691           $   17,807,134     $   30,558,107   $    19,651,904    $     65,744,258   $   44,419,066    $  60,811,296

        119,672                   73,288              8,720                 -                   -          791,466                -

     (1,379,407)               2,114,103                  -         9,328,973           2,827,978        4,929,193          111,247

              -                        -                  -                 -                   -                -                -

     (7,814,398)              (2,783,991)         1,670,218         2,172,472           8,734,610        4,286,696        5,685,788
$    12,334,558           $   17,210,534     $   32,237,045   $    31,153,349    $     77,306,846   $   54,426,421    $  66,608,331

      5,234,981                1,284,317          3,207,358         2,990,425           8,224,065        2,745,482        6,189,450
              -                   13,658                  -           486,896                   -           20,626                -
     (3,291,547)              (2,528,777)          (138,763)       (7,306,493)         (1,659,485)      (4,018,478)        (320,285)
      1,943,434               (1,230,802)         3,068,595        (3,829,172)          6,564,580       (1,252,370)       5,869,165
              -                3,068,595                  -         6,564,580                   -        5,869,165                -
      1,943,434                1,837,793          3,068,595         2,735,408           6,564,580        4,616,795        5,869,165


$    44,186,041           $   23,248,572     $   30,280,032   $     28,208,249   $    103,462,081   $   24,408,049    $  60,548,827
     22,688,374               35,775,710                  -         77,799,421         40,116,738       40,990,664        1,177,134

              -                        -                  -                  -                  -                -                -

              -                        -                  -                  -                  -                -                -

The accompanying notes are an integral part of the financial statements a-n legends are at the bottom of page 58 m For the period November 5, 1997 (commencement of operations) to September 30, 1998


Statements of Changes in Net Assets

For the periods ended September 30, 1998 and 1997

                                              ICON Technology               ICON Telecomm &              ICON Transportation Fund
                                                                            Utilities Fund
                                              Fund 1998(n)    1997(f)       1998(n)         1997(g)      1998(n)           1997(h)

Operations:
Net investment income/(loss)                  $    (723,187) $  (158,812) $     777,049 $    70,915  $    14,432   $         (2,707)
Net realized gain/(loss) from
investment transactions                           5,250,667    2,302,870     10,444,914      43,406    1,798,699            475,866
Net realized gain/(loss) from
foreign currency transactions                             -            -              -           -            -                  -
Changes in unrealized net appreciation/
depreciation on securities and foreign
currency translations                          (21,889,268)    6,980,222      1,429,447   1,088,257   (5,651,265)         3,722,935
Net increase/(decrease) in net assets
resulting from operations                      (17,361,788)   9,124,280     12,651,410    1,202,578   (3,838,134)         4,196,094
Dividends and Distributions to Shareholders from:
Net investment income                                     -           -       (266,587)           -      (11,614)                 -
Net capital gains                              (2,209,608)            -        (42,972)           -     (471,107)                 -
Net decrease from dividends and distributions  (2,209,608)            -       (309,559)           -     (482,721)                 -
Fund Share Transactions:
Shares sold                                    97,384,184    39,084,848     77,148,809   19,991,740    5,477,586         19,745,008
Reinvested dividends and distributions          2,209,608             -        307,627            -      482,721                  -
Shares repurchased                            (61,377,016)   (6,360,607)   (86,471,237)    (772,226) (12,853,191)        (1,409,797)
Net increase (decrease) from fund share transactions
                                               38,216,776    32,724,241     (9,014,801)   9,219,514   (6,892,884)        18,335,211
Total net increase (decrease) in net assets    18,645,380    41,848,521      3,327,050   20,422,092  (11,213,739)        22,531,305
Net Assets:
Beginning of Period                            41,848,521             -     20,422,092            -   22,531,305                  -
End of Period                                 $60,493,901  $ 41,848,521  $  23,749,142 $ 20,422,092 $ 11,317,566   $     22,531,305
Net Assets consist of:
Paid in capital                               $70,941,017  $ 32,724,241  $  10,203,486 $ 19,219,514 $ 11,442,325   $     18,335,211
Accumulated undistributed net
investment income/(loss)                                -             -        583,039       70,915        4,870             (2,707)
Accumulated undistributed net realized
gain/(loss) from investments                    4,461,930     2,144,058     10,444,914       43,406    1,798,700            475,866
Accumulated net realized gain/(loss)
from foreign currency transactions                      -             -              -            -            -                  -
Unrealized appreciation/(depreciation) on
securities and foreign currency translations  (14,909,046)    6,980,222      2,517,703    1,088,257   (1,928,329)         3,722,935
Net Assets                                  $  60,493,901  $ 41,848,521  $  23,749,142 $ 20,422,092 $ 11,317,566   $     22,531,305
Transactions in Fund Shares:
Shares sold                                     8,836,734     3,786,744      6,461,776    1,997,744      468,177          1,943,015
Reinvested dividends and distributions            229,450             -         25,678            -       44,246                  -
Shares repurchased                             (5,717,950)     (557,889)    (6,732,956)     (75,598)  (1,132,684)          (125,268)
Net increase/(decrease)                         3,348,234     3,228,855       (245,502)   1,922,146     (620,261)         1,817,747
Shares outstanding beginning of period          3,228,855             -      1,922,146            -    1,817,747                  -
Shares outstanding end of period                6,577,089     3,228,855      1,676,644    1,922,146    1,197,486          1,817,747
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                      $  57,668,360  $ 43,501,845  $  54,281,448 $ 18,788,936 $  1,811,710   $     21,171,745
Proceeds from sales of securities              21,778,968    12,029,143     63,596,266      476,790    9,061,170          3,018,727
Purchases of long-term
U.S. government securities                              -             -              -            -                               -
Proceeds from sales of long-term
U.S. government securities                              -             -              -            -                               -


       ICON Short-Term                        ICON Asia                     ICON N. Europe                   ICON S. Europe
      Fixed Income Fund                        Region                          Region                           Region
    1998(n)           1997(i)          1998(n)         1997(j)        1998(n)          1997(k)         1998(n)          1997(l)
$     992,101  $    3,832,274  $      (205,283) $     (60,266) $       200,726  $      296,544   $      (52,094) $        172,559

      140,283         348,599      (11,335,137)         3,905        7,084,573         139,116        9,764,871            (2,426)

            -               -         (205,712)         5,182         (144,106)       (105,148)         (70,662)            5,843


     (110,926)        159,162      (10,528,930)    (2,088,339)      (3,687,785)      3,870,951       (5,229,529)        3,271,044

    1,021,458       4,340,035      (22,275,062)    (2,139,518)       3,453,408       4,201,463        4,412,586         3,447,020

     (865,022)     (3,832,274)               -              -         (236,890)              -         (113,918)                -
     (345,113)              -                -              -         (558,284)              -       (1,038,913)                -
   (1,210,135)     (3,832,274)               -              -         (795,174)              -       (1,152,831)                -

  104,764,409     421,179,461       50,431,060     64,894,833       41,024,199      50,603,747       43,453,014        20,262,386
    1,131,298       3,832,274                -              -          795,174               -        1,152,831                  -
 (181,738,914)   (344,137,564)     (59,705,150)    (4,476,494)     (54,698,301)     (4,858,545)     (59,501,691)        (2,621,659)
  (75,843,207)     80,874,171       (9,274,090)    60,418,339      (12,878,928)     45,745,202      (14,895,846)        17,640,727
  (76,031,884)     81,381,932      (31,549,152)    58,278,821      (10,220,694)     49,946,665      (11,636,091)        21,087,747

   81,381,932               -       58,278,821              -       49,946,665               -       21,087,747                  -
$   5,350,048    $ 81,381,932      $26,729,669    $58,278,821      $39,725,971     $49,946,665       $9,451,656       $ 21,087,747

$   5,030,965     $80,874,171      $50,887,784    $60,367,161      $32,866,273     $45,745,202       $2,744,882        $ 17,640,727

      127,078               -         (205,712)             -          416,694         188,849          (60,670)            188,199

      143,769         348,599      (11,134,607)        (5,183)       6,509,090         246,811        8,790,749             (18,066)

            -               -         (200,530)         5,182         (249,252)       (105,148)         (64,819)              5,843

       48,236         159,162      (12,617,266)    (2,088,339)         183,166       3,870,951       (1,958,486)          3,271,044
$   5,350,048     $81,381,932      $26,729,669    $58,278,821      $39,725,971     $49,946,665       $9,451,656        $ 21,087,747

   10,667,818      42,129,480        6,402,144      6,291,111        3,234,854       4,976,379        3,141,567           2,017,133
      114,918         382,921                -              -           72,619               -          101,037                   -
  (18,352,997)    (34,395,478)      (7,874,666)      (427,595)      (4,408,291)       (459,716)      (4,217,857)           (245,383)
   (7,570,261)      8,116,923       (1,472,522)     5,863,516       (1,100,818)      4,516,663         (975,253)          1,771,750
    8,116,923               -        5,863,516              -        4,516,663               -        1,771,750                   -
      546,662       8,116,923        4,390,994      5,863,516        3,415,845       4,516,663          796,497           1,771,750


$          -   $            -   $   30,912,127   $ 57,365,313      $27,509,067     $48,595,889      $25,142,627       $  20,714,592
           -                -       38,905,083              -       41,448,427       4,951,697       41,727,283           1,124,737

$ 14,984,765   $  145,207,871                -              -                -               -                -                   -

  46,525,838      130,393,164                -              -                -               -                -                   -

The accompanying notes are an integral part of the financial statements f-l legends are at the bottom of page 58 m For the period November 5, 1997 (commencement of operations) to September 30, 1998

Financial Highlights

For a share outstanding throughout each of the periods ending

                                                             ICON Basic                             ICON Consumer
                                                           Materials Fund                          Cyclicals Fund
                                                      1998(n)         1997(a)                   1998(n)        1997(b)

Net asset value, beginning of period                 $   10.90       $    10.00                $     10.96    $     10.00
Income from investment operations
Net investment income (loss)                              0.02           (0.01)                     (0.01)         (0.01)
Net gains or (losses) on securities
(both realized and unrealized)                           (4.08)            0.91                      (3.08)          0.97
Total from investment operations                         (4.06)            0.90                      (3.09)          0.96
Less dividends and distributions
Dividends (from net investment income)                       -                -                          -              -
Distributions (from net realized gain)                   (0.26)               -                          -              -
Total distributions                                      (0.26)               -                          -              -
Net asset value, end of period                       $    6.58       $    10.90                 $     7.87     $    10.96
Total Return                                            (37.45%)           9.00%                    (28.26%)         9.60%
Net assets, end of period (in thousands)             $  17,318       $   50,251                 $   49,003     $   20,916
Average net assets for the period
(in thousands)                                       $  27,117       $   45,001                 $   39,883     $   19,876
Ratio of expenses to average net assets*                  1.33%            1.45%                      1.37%          1.89%
Ratio of net investment income to
average net assets*                                       0.08%          (0.24%)                     (0.36%)        (0.67%)
Portfolio turnover rate                                 106.70%          32.35%                      72.42%          0.00%


 ICON Energy                   ICON Financial                        ICON Healthcare                        ICON Leisure
 Fund                          Services Fund                         Fund                                      Fund
 1998(m)                   1998(n)          1997(c)             1998(n)          1997(d)               1998(n)          1997(e)

$   10.00              $   10.51          $     10.00        $    11.78        $    10.00          $     11.35        $    10.00

     0.06                   0.04                 0.01              0.02            (0.04)                 0.02             (0.01)

    (3.71)                 (1.14)                0.50              0.35              1.82                 0.45              1.36
    (3.65)                 (1.10)                0.51              0.37              1.78                 0.47              1.35

        -                  (0.01)                   -                 -                 -                    -                 -
        -                  (0.03)                   -             (0.76)                -                (0.03)                -
        -                  (0.04)                   -             (0.76)                -                (0.03)                -
$    6.35              $    9.37          $     10.51        $    11.39    $        11.78          $     11.79        $    11.35
   (36.50%)               (10.46%)               5.10%             3.77%            17.80%                4.18%            13.50%
$  12,335              $  17,211          $    32,237        $   31,153   $        77,307          $    54,426        $   66,608

$  21,128              $  28,304          $    29,803        $   56,620   $        59,164          $    74,443        $   45,444
     1.20%                  1.33%                1.70%             1.24%             1.45%                1.30%             1.48%

     0.51%                  0.35%                0.12%            (0.13%)           (0.80%)               0.07%            (0.36%)
   112.62%                 87.68%                0.00%            52.16%            71.81%               34.17%             2.52%



The accompanying notes are an integral part of the financial statements a For the period May 5, 1997 (commencement of operations) to September 30, 1997 b For the period July 9, 1997 (commencement of operations) to September 30, 1997 c For the period July 1, 1997 (commencement of operations) to September 30, 1997 d For the period February 24, 1997 (commencement of operations) to September 30, 1997 e For the period May 9, 1997 (commencement of operations) to September 30, 1997 f For the period February 19, 1997 (commencement of operations) to September 30, 1997 g For the period July 9, 1997 (commencement of operations) to September 30, 1997 h For the period May 9, 1997 (commencement of operations) to September 30, 1997 i For the period February 7, 1997 (commencement of operations) to September 30, 1997 j For the period February 25, 1997 (commencement of operations) to September 30, 1997 k For the period February 18, 1997 (commencement of operations) to September 30, 1997 l For the period February 20, 1997 (commencement of operations) to September 30, 1997 m For the period November 5, 1997 (commencement of operations) to September 30, 1998 n For the year ended September 30, 1998 * Annualized for periods less than a year

An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover. The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period. Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year. The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.


Financial Highlights

For a share outstanding throughout each of the periods ending

                                            ICON Technology                 ICON Telecomm &             ICON Transportation
                                            Fund                            Utilities Fund               Fund
                                          1998(n)         1997(f)        1998(n)        1997(g)       1998(n)       1997(h)

Net asset value, beginning of period     $    12.96      $     10.00    $     10.63    $     10.00    $    12.40    $     10.00
Income from investment operations
Net investment income (loss)                  (0.06)           (0.05)          0.31           0.06          0.01           0.00
Net gains or (losses ) on securities
(both realized and unrealized)                (3.31)            3.01           3.28           0.57         (2.71)          2.40
Total from investment operations              (3.37)            2.96           3.59           0.63         (2.70)          2.40
Less dividends and distributions
Dividends (from net investment income)            -                -          (0.04)             -         (0.01)             -
Distributions (from net realized gain)        (0.39)               -          (0.01)             -         (0.24)             -
Total distributions                           (0.39)               -          (0.05)             -         (0.25)             -
Net asset value, end of period           $     9.20      $     12.96    $     14.17    $     10.63    $     9.45     $    12.40
Total Return                                 (26.17%)          29.60%         33.88%          6.30%       (22.08%)        24.00%
Net assets, end of period (in thousands) $   60,494      $    41,849    $     23,749   $    20,422    $   11,318     $   22,531
Average net assets for the period
(in thousands)                           $   73,057      $    29,766    $     36,698   $    19,230    $   17,975     $   19,459
Ratio of expenses to average net assets*       1.31%            1.47%           1.34%         1.91%         1.41%          1.61%
Ratio of net investment income to
average net assets*                           (0.99%)          (0.88%)          2.12%         1.62%         0.08%         (0.04%)
Portfolio turnover rate                       31.68%           44.57%         155.72%         2.55%        10.62%         15.97%


   ICON Short-Term              ICON Asia                      ICON N. Europe                  ICON S. Europe
   Fixed Income Fund            Region Fund                    Region Fund                     Region Fund
     1998(n)     1997(i)       1998(n)       1997(j)         1998(n)         1997(k)         1998(n)            1997(l)

$    10.03   $    10.00    $     9.94    $     10.00     $     11.06     $     10.00     $     11.90        $     10.00

      0.76         0.47         (0.04)         (0.01)          (0.02)           0.07           (0.23)              0.10

     (0.14)        0.03         (3.81)         (0.05)           0.79            0.99            0.93               1.80
      0.62         0.50         (3.85)         (0.06)           0.77            1.06            0.70               1.90

     (0.53)       (0.47)            -              -           (0.06)              -           (0.07)                 -
     (0.33)            -            -              -           (0.14)              -           (0.66)                 -
     (0.86)       (0.47)            -              -           (0.20)              -           (0.73)                 -
$     9.79    $   10.03    $     6.09    $      9.94     $     11.63     $     11.06      $    11.87        $     11.90
      6.55%        3.18%       (38.73%)        (0.60%)          7.00%          10.60%           6.11%             19.00%
$    5,350    $  81,382    $   26,730    $    58,279     $    39,726     $    49,947      $    9,452        $    21,088

$   17,542    $ 128,897    $   45,361    $    45,191     $    49,406     $    36,212      $   20,263        $    15,055
     0.11%+        1.10%         1.65%          1.66%           1.54%           1.66%          1.56%#              1.69%

     5.66%+        4.66%        (0.45%)        (0.23%)          0.41%          1.34%         (0.26%)#             1.92%
   163.75%       297.62%        69.57%          0.00%          57.84%          13.89%        113.55%               7.29%


The accompanying notes are an integral part of the financial statements a-n legends are at the bottom of page 58 # Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%). + Includes change in accounting estimate, see note 5. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.


An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover. The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period. Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year. The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.


ICON FUNDS

Notes to Financial Statements

September 30, 1998

1. Organization and Significant Accounting Policies.
The ICON Basic Materials Fund (Basic Materials Fund), ICON Consumer Cyclicals Fund (Consumer Cyclicals Fund), ICON Energy Fund (Energy Fund), ICON Financial Services Fund, (Financial Services Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure Fund (Leisure Fund), ICON Technology Fund (Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Transportation Fund (Transportation Fund)-(collectively, the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) and ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds) which are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. The Trust has sixteen funds (of which thirteen are currently in operations) which invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund which invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the domestic and international equity funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. Investment Valuation. The Funds securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the Nasdaq Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking a last sales price a security is valued at it's last bid price. The market value of individual securities held by the Fund are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value. Repurchase Agreements. Repurchase agreements held by the Funds are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. Foreign Currency Translation. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Income Taxes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain. Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders. Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. Investment Income. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Expenses. Most expenses of the Funds can be directly attributed to each specific fund. Expenses which cannot be directly attributed are apportioned between all funds in the Trust. Deferred Organizational Costs. Organizational costs are being amortized over five years by the Funds. The amortization starts once the Funds have assets and begin investment operations. Investment Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. 2. Fees and Other Transactions with Affiliates. Investment Advisory Fees Domestic and International Funds As the Funds' investment advisor, Meridian Investment Management, Inc. (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Fund's average net assets. Short-Term Fixed Income Fund As the fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets. MIMCO, in its capacity as advisor to the Fund, has entered into a sub-advisory agreement with Wellington Management Company, LLP (Wellington) to assist in advising the Fund. MIMCO pays Wellington a fee based upon an annual rate of 0.20% of the fund's first $250 million of average daily net assets, 0.15% on the next $250 million of average daily net assets and 0.125% on average daily net assets over $500 million. The agreement requires a minimum annual fee of $100,000. Transfer Agent, Custody and Accounting Fees. Firstar Trust Company (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of- pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets. On behalf of the International Funds Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost. Administrative Services The Funds have entered into an administrative services agreement with AmeriPrime Financial Services, Inc. (Ameriprime) and MIMCO. This agreement provides for an annual fee of 0.05% (MIMCO receives 60%, Ameriprime the balance) on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. Related parties Certain officers and directors of MIMCO are also officers and trustees of the Funds. 3. Federal Income Tax. Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.



  Net capital loss carryover expire in 2006. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.


     3. Federal Income Tax. (continued) Such differences identified in the period ended September 30, 1998, have been reclassified among the components of net assets as follows:

Fund                                         Undistributed             Undistributed                Paid-In
                                             Net Investment            Net Realized                 Capital
                                             Income                    Gains and Losses

ICON Consumer Cyclicals Fund                 $        142,085          $        (142,085)        $        -
ICON Financial Services Fund                 $        90               $        -                $        (90)
ICON Healthcare Fund                         $        76,391           $        (76,391)         $       -
ICON Leisure Fund                            $       738,465           $        (738,465)        $       -
ICON Technology Fund                         $        723,187          $        (723,187)        $        -
ICON Telecommunication and Utilities Fund    $        1,663            $        (434)            $        (1,229)
ICON Transportation Fund                     $        4,759            $        (4,759)          $       -
ICON Asia Region Fund                        $        (426)            $        205,712          $       (205,286)
ICON North Europe Region Fund                $        264,010          $        (264,010)        $        -
ICON South Europe Region Fund                $        (82,856)         $        82,856           $        -

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 1998, are as follows:

Fund                          Federal Tax Cost    Unrealized      Unrealized    Net Appreciation    Net Capital     Post October
                                                 Appreciation   (Depreciation)   (Depreciation)   Loss Carryovers  Loss Referral

ICON Basic Materials Fund     $    22,177,704    $    375,905    $   (5,219,132)  $  (4,843,227)   $        -       $        -
ICON Consumer Cyclicals Fund  $    68,346,825    $    776,809    $  (20,726,150)  $ (19,949,341)   $        -       $        -
ICON Energy Fund              $    20,224,942    $     89,532    $   (8,010,611)  $  (7,921,079)   $        -       $        -
ICON Financial Services Fund  $    19,976,880    $  1,029,769    $   (3,819,413)  $  (2,789,644)   $        -       $        -
ICON Healthcare Fund          $    28,792,031    $  6,331,516    $   (4,247,483)  $   2,084,033    $        -       $        -
ICON Leisure Fund             $    50,245,216    $ 10,145,566    $   (7,205,355)  $   2,940,211    $        -       $        -
ICON Technology Fund          $    75,014,526    $  8,098,386    $  (23,060,102)  $ (14,961,716)   $        -       $        -
ICON Telecommunication and
Utilities Fund                $    22,335,940    $  2,915,739    $     (428,785)  $   2,486,954    $        -       $        -
ICON Transportation Fund      $    13,178,123    $    481,498    $   (2,409,827)  $  (1,928,329)   $        -       $        -
ICON Short-Term
Fixed Income Fund             $    5,384,760     $     48,236    $        -       $       48,236   $        -       $       -
ICON Asia Region Fund         $   42,932,347     $    109,630    $  (16,042,968)  $  (15,933,338)  $       9,312    $  8,215,385
ICON North Europe Region Fund $   40,200,792     $  4,224,871    $   (4,427,721)  $     (202,850)  $        -       $    122,260
ICON South Europe Region Fund $   11,460,999     $    223,839    $   (2,223,695)  $   (1,999,856)  $        -       $     60,669

The ICON South Europe Region Fund has elected to pass through foreign taxes under Section 853 of the Internal Revenue Code. The fund paid foreign taxes of $35,260 on foreign source income of $254,022.

4.  Malaysian  Securities

 Effective September 1, 1998, the Government of Malaysia imposed currency controls on the Malaysian ringgit. Among other things, these controls effectively prohibit the Asia Region Fund from repatriating any capital invested in Malaysian securities without the prior approval of the Malaysian Central Bank, unless the security being sold has been held for more than one year. The holding period begins accruing on the later of September 1, 1998 or the date on which the security is purchased. Therefore, Malaysia's new currency controls effectively would prohibit the Asia Region Fund from repatriating any capital invested in Malaysia without Central Bank approval until September 1, 1999 at the earliest. Due to these restrictions the investments in Malaysia have been valued at fair value using a 30% discount as of September 30, 1998. As of September 30, 1998, approximately 4.5% of the Asia Region Fund's assets were invested in Malaysian securities.

5. Accounting Estimates

     The ICON Short-Term Fixed Income Fund had a net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net overaccrual of $127,000 became material to the financial statements of the Fund. The Fund has determined that it received a net benefit due to this overaccrual and will identify and reimburse shareholders who provided this benefit. The amount of this benefit is identified as due to redeemed shareholders in the statement of assets and liabilities.

     The ICON South Europe Region Fund underaccrued foreign custodial and transaction costs for the year ended September 30, 1998. The administrator has agreed to reimburse the fund $109,000 for this underaccrual. This is included in the statement of operations as fees and expenses reimbursed.

Both of these transactions have been accounted for as a change in accounting estimate and adjusted for in the current period.


ICON FUNDS

Report of Independent Accountants

To the Shareholders and Board of Trustees of ICON Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting ICON Funds (the "Funds") at September 30, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Denver, Colorado
November 24, 1998